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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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SABRE HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

                      April 1, 2002

To Our Stockholders,

        You are cordially invited to attend the annual meeting of stockholders of Sabre Holdings Corporation, which will be held in the Trinity Ballroom at The Westin Beechwood Hotel, 3300 Championship Parkway, Fort Worth, Texas 76177, on Tuesday, May 14, 2002 at 10 a.m., local time. An Official Notice of the Meeting, proxy statement, and form of proxy are enclosed with this letter.

        We hope that those of you who plan to attend the annual meeting will join us beforehand for refreshments. This year, you may vote over the Internet, as well as by telephone, or by mailing in a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options. If you plan to attend the annual meeting, we encourage you to vote in advance so we will know that we have a quorum. Please indicate your intention to attend the annual meeting when voting via Internet, telephone, or by written proxy. If attending, you must bring your admission ticket that is printed on the last page of the proxy statement.

                      Sincerely,
                      /s/                        WILLIAM J. HANNIGAN
                      William J. Hannigan
                       Chairman of the Board

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

Official Notice of Annual Meeting of Stockholders

        The annual meeting of stockholders of Sabre Holdings Corporation will be held in the Trinity Ballroom at The Westin Beechwood Hotel, 3300 Championship Parkway, Fort Worth, Texas 76177, on Tuesday, May 14, 2002, at 10 a.m., local time, for the purpose of considering and acting upon the following:

        (1)    election of directors;

        (2)    approval of the Amended and Restated 1996 Long-Term Incentive Plan, as Amended May 14, 2002;

        (3)    ratification of the selection of Ernst & Young LLP as independent auditors for the year 2002;

        (4)    taking action on the stockholder proposal described in the Proxy Statement, if the proposal is presented at the meeting; and

such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 22, 2002 will be entitled to attend the meeting or vote.

                      By Order of the Board of Directors,

                      /s/  JAMES F. BRASHEAR
                      James F. Brashear
                       Corporate Secretary

April 1, 2002

        If you plan to attend the annual meeting you must have an admission ticket (printed on the last page of the proxy statement) or other proof of share ownership and be in your seat by 10 a.m. Regardless of whether you expect to attend the meeting in person, please vote (1) over the Internet, (2) by toll-free telephone number, or (3) by completing the enclosed proxy card and returning it in the accompanying envelope (the envelope requires no postage if mailed in the United States). Please refer to the voting instructions included on your proxy card or, for shares held in street name, the voting instructions forwarded by your bank, broker, or nominee.

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

PROXY STATEMENT

Annual Meeting of Stockholders
May 14, 2002

        This proxy statement and the form of proxy are first being mailed to stockholders on or around April 1, 2002, in connection with a solicitation of proxies by the Board of Directors of Sabre Holdings Corporation (the "Corporation" or "Sabre") for use at the annual meeting of stockholders to be held on May 14, 2002. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other holder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for stockholders of record will be available until the annual meeting begins at 10 a.m., local time on May 14, 2002.

        If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees in Item 1, FOR the proposals set forth in Items 2 and 3, and AGAINST the stockholder proposal set forth in Item 4. You may revoke your proxy at any time before it is exercised by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the annual meeting. Voting in advance of the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. If your shares are held in the name of a bank, broker, or other holder of record, the voting instructions form mailed to you with this proxy statement may not be used to vote at the annual meeting. Instead, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the annual meeting.

        The Corporation will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, officers, and other employees of the Corporation or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, officers, or other employees for their services. The Corporation will also request banks, brokers, and nominees who hold common stock in their names to forward proxy materials at the Corporation's expense to the beneficial owners of such stock. The Corporation has retained D.F. King & Co., Inc., a firm of professional proxy solicitors, to aid in the solicitation at an estimated fee of $11,000 plus reimbursement of normal expenses.

OUTSTANDING STOCK AND VOTING RIGHTS

        The holders of record of the Corporation's common stock at the close of business on March 22, 2002 will be entitled to vote at the meeting. On that date, the Corporation had outstanding 134,537,079 shares of Class A Common Stock. Each holder of Class A Common Stock will be entitled to one vote in person or by proxy for each share of Class A Common Stock held. All shares for which proxies or voting instructions are returned, and shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers ("broker non-votes") are counted as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting.

        Proposal 1.    Directors of the Corporation who are standing for election are elected by a plurality of the votes cast at the annual meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast and abstentions and broker non-votes are not counted as votes cast.

        Proposal 2.    Approval of the Amended and Restated 1996 Long-Term Incentive Plan, as Amended May 14, 2002, requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        Proposal 3.    Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

        Proposal 4.    The stockholder proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal. Abstentions and broker non-votes will have no effect in determining whether the proposal has been approved.

PROPOSAL 1—ELECTION OF DIRECTORS

        There are currently nine directors on the Corporation's Board of Directors. The Board of Directors is divided into three classes of directors with staggered terms. Directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they are elected.

        The terms of Directors Hannigan, Martin, and Thomas will expire at the annual meeting in 2002. The Board of Directors has nominated each of Directors Hannigan, Martin, and Thomas for re-election at the annual meeting for a three-year term that will expire at the annual meeting in 2005.

        Unless otherwise indicated, all proxies that authorize the proxy holder to vote for the election of directors will be voted FOR the election of the nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holder to vote for the election of such substitute nominee, if any, as the Board of Directors may propose. As of the date of this proxy statement, the Board of Directors is not aware of any circumstances that would cause a nominee to be unable to serve as a director.

NOMINEES FOR ELECTION AS DIRECTORS

        Each of the nominees for election as a director has furnished to the Corporation the following information with respect to his principal occupation or employment and principal business directorships.

Business Affiliations

        WILLIAM J. HANNIGAN, Chairman, President and Chief Executive Officer of Sabre Holdings Corporation (information systems/travel services); formerly President of SBC Global Markets for SBC Communications (telecommunications); formerly President of Business Communication Services for Southwestern Bell/SBC Communications (telecommunications); formerly Vice President of Business and Government Markets for Pacific Bell (telecommunications); and formerly Vice President of Engineering and Applications Support for Sprint Corporation (telecommunications). He is also a director and Chairman of the Board of Travelocity.com Inc.

        Mr. Hannigan is 42. He became a director in December 1999, with a term expiring at the annual meeting in 2002. He is Chairman of the Executive Committee.

        BOB L. MARTIN, Business Consultant; Retired President and Chief Executive Officer of Wal-Mart International, Inc. (retailing). He is also a director of Edgewater Technology, Inc., Santa Clara University, and Students in Free Enterprise.

        Mr. Martin is 53. He became a director in January 1997, and subsequently was elected to a term expiring at the annual meeting in 2002. He is Chairman of the Compensation/Nominating Committee and a member of the Audit Committee and Executive Committee.

        RICHARD L. THOMAS, Retired Chairman of First Chicago NBD Corporation (financial services). He is also a director of Exelon Corporation, IMC Global, Inc., PMI Group, Inc., and Sara Lee Corporation.

        Mr. Thomas is 71. He became a director in November 1996, and subsequently was elected to a term expiring at the annual meeting in 2002. He is Chairman of the Audit Committee and a member of the Compensation/Nominating Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

CONTINUING DIRECTORS

        The background and business affiliation of the Corporation's other directors, whose terms of service continue beyond the 2002 annual meeting, are set forth below:

        ROYCE S. CALDWELL, Retired Vice Chairman of SBC Communications, Inc. (telecommunications); and formerly President and Chief Executive Officer of Southwestern Bell Corp. (telecommunications). As Vice Chairman of SBC, he was Chairman and Chief Executive Officer of Pacific Bell Corporation, Ameritech Corp., Southern New England Corp., and Prodigy Corp. (telecommunications). He is also a director of Cullen/Frost Bankers, American Movil, S.A.DeC.V in Mexico City, and Abilene Christian University.

        Mr. Caldwell is 63. He became a director in 2001, with a term expiring at the annual meeting in 2004. He is a member of the Audit Committee and Compensation/Nominating Committee.

        DAVID W. DORMAN, President of AT&T Corporation (telecommunications); formerly Chief Executive Officer of Concert, a global venture created by AT&T and British Telecom (telecommunications); formerly Chairman, President, and Chief Executive Officer of PointCast (Internet-based news and information services); formerly Chairman, President, and Chief Executive Officer of Pacific Bell (telecommunications). He is also a director of AT&T Corporation, Science Applications International Corp., and Scientific-Atlanta, Inc.

        Mr. Dorman is 48. He became a director in October 2000, with a term expiring at the annual meeting in 2003. He is a member of the Audit Committee and Compensation/Nominating Committee.

        PAUL C. ELY, JR., Chairman of Santa Cruz Yachts (yacht manufacturing); and formerly General Partner of Alpha Partners (venture capital). He is also a director of Parker Hannifin Corporation, Tektronix, Inc., and Travelocity.com Inc.

        Mr. Ely is 70. He became a director in January 1997, and subsequently was elected to a term expiring at the annual meeting in 2004. He is a member of the Audit Committee, Compensation/Nominating Committee, and Executive Committee.

        GLENN W. MARSCHEL, JR., President and Chief Executive Officer of NetNumber.com, Inc. (communication and directory information); Chairman of the Board of Additech, Inc. (petrochemicals); formerly Chief Executive Officer, President, and Co-Chairman of the Board of Faroudja, Inc. (video processing technology); formerly President and CEO of PageNet (telecommunications). He is also a director of Corrio Inc., Sage, Inc., and Travelocity.com Inc.

        Mr. Marschel is 55. He became a director in November 1996, and subsequently was elected to a term expiring at the annual meeting in 2004. He is a member of the Audit Committee, Compensation/Nominating Committee, and Executive Committee.

        PAMELA B. STROBEL, Executive Vice President of Exelon Corp.; Chief Executive Officer of Exelon Energy Delivery; Chairman of ComEd and PECO Energy (energy utility company); formerly Executive Vice President, ComEd; formerly Senior Vice President and General Counsel, ComEd; and formerly Vice President and General Counsel, ComEd (energy utility company). She is also a director of IMC Global.

        Ms. Strobel is 49. She became a director in October 2000, with a term expiring at the annual meeting in 2003. She is a member of the Audit Committee, Compensation/Nominating Committee, and Executive Committee.

        MARY ALICE TAYLOR, Business Consultant; formerly Chairman and Chief Executive Officer of HomeGrocer.com, Inc. (Internet personal services); formerly Corporate Executive Vice President of Global Operations and Technology of Citibank NA (financial and business services); and formerly Senior Vice President, The Americas and the Caribbean, FDX Corporation (delivery services). She is also a director of Autodesk, Inc., BlueNile.com, and Allstate Insurance, Inc.

        Ms. Taylor is 52. She became a director in May 2000, with a term expiring at the annual meeting in 2003. She is a member of the Audit Committee and Compensation/Nominating Committee.

BOARD COMMITTEES

        The Corporation has a standing Audit Committee, Compensation/Nominating Committee, and Executive Committee. The Corporation's committees perform the functions described below. The Board of Directors met 15 times in 2001, including regularly scheduled and special meetings. All of the directors, with the exception of Mr. Dorman, attended at least 75 percent of the meetings of the Board of Directors and committees held during the periods in which they served on the Board of Directors or such committees. Mr. Dorman attended 68 percent of such meetings.

        The Audit Committee, which is composed entirely of directors who are not employees or officers of the Corporation and who satisfy the New York Stock Exchange's definition of independence, met five times during 2001 with the Corporation's independent auditors, representatives of management, and the internal audit staff. The Audit Committee members are Directors Caldwell, Dorman, Ely, Marschel, Martin, Strobel, Taylor, and Thomas. Pursuant to a written charter adopted by the Board of Directors, the Audit Committee recommends the selection of independent auditors. Its responsibilities include interacting with the Corporation's management and independent auditors; reviewing the scope, results of, and procedures for the annual audit; reviewing proposed changes in accounting standards or principles; and reviewing the internal audit function.

        The Compensation/Nominating Committee, which is composed entirely of directors who are not employees or officers of the Corporation, met five times during 2001. The Compensation/Nominating Committee members are Directors Caldwell, Dorman, Ely, Marschel, Martin, Strobel, Taylor, and Thomas. Pursuant to a written charter adopted by the Board of Directors, the Compensation/Nominating Committee makes recommendations with respect to compensation and benefit programs for the officers and directors of the Corporation and its subsidiaries. It also makes recommendations with respect to assignments to committees of the Board of Directors, and makes recommendations for promotions, changes, and succession among the senior management of the Corporation and its subsidiaries, and recommends suitable candidates for election to the Board of Directors.

        The Executive Committee did not meet in 2001. The Executive Committee members are Directors Ely, Hannigan, Marschel, Martin, and Strobel. The Executive Committee may exercise all the power and authority of the Board in the management of the business and affairs of the Corporation, with the exception of such powers and authority as are specifically reserved to the entire Board of Directors.

Compensation of Directors

        Outside directors of the Corporation receive a semi-annual retainer of $12,500 for service on the Board of Directors and $1,000 for each day of Board or Committee meetings attended. Directors may defer payment of all or any part of these fees pursuant to two deferral plans. Under the first of these deferral plans, the Corporation will pay interest on the amount deferred using the six-month London Interbank Offered Rate plus one percent. Under the second deferral plan, compensation deferred during any calendar month is converted into stock equivalent units by dividing the total amount of deferred compensation by the Fair Market Value. "Fair Market Value" means the average between the highest and lowest quoted selling price of the Corporation's Class A Common Stock, regular way, for such month. At the end of the deferral period, the Corporation will pay to the director an amount in cash equal to the number of accumulated stock equivalent units multiplied by the Fair Market Value of the Corporation's Class A Common Stock for the month in which the deferral period terminates.

        For every regularly scheduled Board of Directors meeting attended, each outside director will receive options for 1,000 shares of the Corporation's Class A Common Stock under the Amended and Restated 1996 Long-Term Incentive Plan (as amended in 1999 and 2000, the "Amended LTIP"). In addition, any new outside director, when first elected to the Board of Directors, will receive a one-time award of options for 10,000 shares of the Corporation's Class A Common Stock under the Amended LTIP. Options will have an exercise price equal to the Fair Market Value of the Corporation's Class A Common Stock on the date of grant, will generally vest one year from grant date, and will have a ten-year term.

AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities include assisting the Board of Directors in fulfilling its oversight fiduciary responsibilities relating to the Corporation's financial statements and the financial reporting process, the Corporation's internal accounting and financial controls, the internal audit function of the Corporation, and the annual independent audit of the Corporation's financial statements. Management has the primary responsibility for the Corporation's financial statements and the reporting process. The Corporation's independent auditors are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements to generally accepted accounting principles.

        The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role in which it receives information from, consults with, and provides its views and directions to management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial, and accounting matters.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Corporation's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the independent auditors' provision of non-audit services to the Corporation is compatible with the auditors' independence.

        Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Submitted by the Sabre Holdings Corporation Audit Committee

Richard L. Thomas, Chairman
Royce S. Caldwell
David W. Dorman
Paul C. Ely, Jr.
Glenn W. Marschel, Jr.
Bob L. Martin
Pamela B. Strobel
Mary Alice Taylor

COMPENSATION/NOMINATING COMMITTEE REPORT

Committee Role in Overseeing Officer Compensation Policy

        A primary role of the Compensation/Nominating Committee (the "Committee") is to determine and oversee the administration of compensation for the officers of the Corporation. In this capacity, the Committee is dedicated to ensuring that the Corporation's compensation policies and practices are used effectively to support the achievement of the Corporation's short-term and long-term business objectives.

        It is the Committee's overall goal to develop officer compensation policies that are consistent with, and linked to, strategic business objectives and the Corporation's values. The Committee approves the design of, assesses the effectiveness of, and administers officer compensation programs in support of compensation policies. The Committee also reviews and approves all salary arrangements and other remuneration for officers, evaluates officer performance, and considers related matters.

Compensation Philosophy

        The Corporation's primary business objective is to maximize stockholder value over the long-term. The Corporation's strategy is to maintain its leadership positions and to pursue growth in revenue and earnings by expanding its product offerings in electronic travel distribution and technology solutions through development, as well as strategic merger and acquisition activity. The Corporation's compensation policies are intended to facilitate the achievement of its business strategy.

        The Committee is guided by the following tenets: Compensation opportunities should enhance the Corporation's ability to attract, retain, and encourage the development of exceptionally knowledgeable and experienced officers upon whom, in large part, the successful operation and management of the Corporation depends. An integrated total compensation program should be structured to appropriately balance short-term and long-term business and financial strategic goals. A significant amount of pay for officers should be comprised of long-term, at-risk pay to align officer interests with stockholder interests. Annual incentives should drive short-term results that lead to long-term value creation. Salaries and total compensation should be competitive for retention purposes.

        As part of its overall compensation philosophy, the Committee has determined appropriate target levels for base salary, annual incentives, long-term compensation, and total compensation. In general, the Committee has determined that total compensation should be targeted at the 50th percentile of the market but individual pay determinations will be based on individual responsibilities and contributions. To the extent the Committee determines that individual compensation levels fall below the targeted levels, the Committee will adjust these compensation levels as appropriate.

        Competitive market data is provided by an independent compensation consultant. The data provided compares the Corporation's compensation practices to similar companies in the marketplace. The Corporation's market, for compensation comparison purposes, is comprised of companies who tend to have national and international business operations and similar sales volumes, market capitalizations, employment levels, and lines of business.

        The companies chosen for comparative purposes generally are not the same companies which comprise the peer group index in the Performance Graph included in this proxy statement. The Committee believes that the group of companies with which the Corporation competes for executive talent is much broader than the peer group established for comparing stockholder returns. The companies chosen for comparative purposes (the "Survey Group") includes the comparator companies as described above and the participating companies of selected independent third party surveys.

        The key elements of the Corporation's officer compensation are base salary, annual incentives, long-term compensation, and benefits. These key elements are addressed separately below. In determining compensation, the Committee considers all elements of an officer's total compensation package, including severance plans, insurance, and other benefits.

Base Salaries

        The Committee regularly reviews each officer's base salary. Base salaries for officers are initially determined by evaluating levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices. Base salaries offer security to officers and allow the Corporation to attract exceptional executive talent and maintain a stable management team.

Variable Compensation

        The Corporation has an annual incentive compensation program (the "Variable Compensation Program") which is a performance based cash payment pursuant to the Amended LTIP. The Variable Compensation Program provides that participants, including each of the individuals who, as of December 31, 2001, were the four most highly compensated officers of the Corporation (other than the Chief Executive Officer) whose aggregate current remuneration exceeded $100,000, and the Chief Executive Officer of the Corporation during the 2001 fiscal year (collectively, the "Named Executive Officers"), will be eligible to receive annual cash bonus awards if specified financial performance goals are met by the Corporation. Annual bonus opportunities allow the Corporation to communicate specific goals that are of primary importance during the coming year and motivate officers to achieve these goals.

        Each year, the Committee will establish specific goals relating to each participating officer's bonus opportunity. While target bonus payments to a participant under the Variable Compensation Program are based upon an individual's job classification level at the Corporation relative to similar levels of the Survey Group, the actual amount of the award is based on a subjective evaluation of each individual's performance. In recognition of superior performance, the Committee may award additional amounts in excess of the specified bonus opportunity.

        The Committee has determined that bonus opportunities will be based on a combination of performance measures reflecting the performance of the Corporation and individual performance. The weightings of each of these measures will vary depending upon each individual's position and responsibilities. For 2001, the Corporation measures were based on revenue growth and operating income growth of the Corporation.

        In determining bonus payments for 2001 performance, the Committee considered the Company's revenue and operating income performance and each officer's individual performance in 2001. The Committee also considered the impact of the September 11, 2001 terrorist attacks against the United States on the travel industry and on the Company's performance. From a review of these items, the Committee awarded bonuses commensurate with performance.

Long-Term Incentives

        In keeping with the Corporation's desire to provide a total compensation package, which favors at-risk components of pay, long-term incentives comprise the largest portion of each Named Executive Officer's total compensation package. The Committee's objective is to provide officers with long-term incentive award opportunities that are competitive with the market.

        When awarding long-term incentives, the Committee considers officers' levels of responsibility, prior experience, historical award data, various performance criteria, and compensation practices of the Survey Group.

        Long-term incentives are provided pursuant to the Amended LTIP. Under the Amended LTIP, stock-based compensation (which may include Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Performance Awards, and Other Stock-Based Awards) may be granted to non-employee directors, officers, managers, and key employees of the Corporation, its subsidiaries, and its affiliates. The purpose of equity participation is to align the interests of the Corporation's officers with the interests of the Corporation's stockholders and the Corporation's growth in real value over the long-term.

Stock Options

        Options to purchase the Corporation's Class A Common Stock granted under the Amended LTIP are exercisable for ten years from the date of grant, have an exercise price equal to the Fair Market Value on the New York Stock Exchange ("NYSE") of the Corporation's Class A Common Stock on the date of grant and generally vest over four or five years. This approach is designed to provide an incentive to create stockholder value over the long-term, because the full benefit of the stock option compensation package cannot be realized unless stock appreciation occurs over a number of years.

        The Committee determines the number of options to be granted based upon a subjective evaluation of the officer's: (1) current performance; (2) retention value; and (3) compensation relative to the Survey Group. The number of stock options awarded, if any, depends upon the officer's rating with respect to these factors.

Restricted Stock

        Restricted stock awards are grants under the Amended LTIP of shares of the Corporation's Class A Common Stock which carry full stockholder privileges, including the right to vote and the right to receive any declared dividends in respect of such shares. The shares are held by the Corporation with distribution to the officer conditioned on the satisfaction of future service requirements or stock price objectives. Until distribution, the shares are nontransferable and are subject to risk of forfeiture. Restricted stock awards are designed to retain the services of key officers and generally do not vest until a minimum of two years has passed since the date of grant.

Performance Shares

        Under the Amended LTIP, the Corporation may grant to key employees deferred shares of the Corporation's Class A Common Stock (the "Performance Shares"). Performance Share grants are based on the subjective evaluation of the officer's: (1) current performance; (2) retention value; and (3) compensation relative to the Survey Group. The Corporation did not grant Performance Shares in 2001.

Benefits

        Benefits offered to key officers serve a different purpose than other elements of compensation. In general, they provide a safety net of protection against financial catastrophes that can result from illness, disability, or death. Benefits offered to key officers are generally those offered to the general employee population with some variation to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

Compensation for the Chief Executive Officer (CEO)

        In 2001, Mr. Hannigan received an annual base salary of $668,750. This cash compensation was based on the Committee's evaluation of Mr. Hannigan's potential contribution to the Corporation as well as the amount of his compensation relative to chief executives of the Survey Group. Mr. Hannigan also received a 2001 Variable Compensation Program payment of $334,375, representing 50 percent of his base salary, as reflected in the Summary Compensation Table. Mr. Hannigan's Variable Compensation Program payment for 2001 was determined based on the Company's revenue and operating income performance as well as his individual performance, similar to other Corporation executives. No long-term incentive awards were made to Mr. Hannigan in 2001.

Internal Revenue Code Section 162 Considerations

        Section 162 of the Internal Revenue Code (the "Code") provides that annual compensation in excess of $1 million that is paid to a Named Executive Officer will not be deductible by the employer for federal income tax purposes unless the compensation is performance-based and is paid pursuant to a plan meeting certain requirements of the Code. To satisfy these requirements, and to preserve objectivity, the Committee is composed of independent, non-employee directors who approve such compensation. The Committee intends to continue to use performance-based compensation programs. Such programs will be designed to fulfill, in the best possible manner, future corporate business objectives. To the extent consistent with this goal, the Committee currently anticipates that such programs will also be designed to satisfy the deductibility requirements of Section 162(m) of the Code. Nonetheless, the Committee may from time-to-time pay non-deductible discretionary bonuses when appropriate to meet the Corporation's compensation objectives. In 2001, certain compensation paid to the Named Executive Officers was not deductible pursuant to the provisions of Section 162(m). The non-qualifying compensation resulted from the vesting of previously granted restricted stock due to achievement of predetermined market price-per-share goals, as explained in footnote (2)(A) to the Summary Compensation Table.

Submitted by the Sabre Holdings Corporation Compensation/Nominating Committee

Bob L. Martin, Chairman
Royce S. Caldwell
David W. Dorman
Paul C. Ely, Jr.
Glenn W. Marschel, Jr.
Pamela B. Strobel
Mary Alice Taylor
Richard L. Thomas

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth the compensation for the past three years paid to: (1) the individuals who, as of December 31, 2001, were the four most highly compensated executive officers of the Corporation (other than the Chief Executive Officer) whose aggregate current remuneration exceeded $100,000; and (2) the Chief Executive Officer of the Corporation (collectively the "Named Executive Officers").

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position
	Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards(2)	Securities Underlying Options/SARs	LTIP Payouts(3)	All Other Compensation(4)
W.J. Hannigan	2001	$668,750	$334,375	$0	$0	0	$0	$73,271
	2000	600,000	600,000	0	2,561,566	200,000	0	34,793
	1999	30,645	0	0	6,026,922	397,474	0	0

J.M. Jackson	2001	387,917	116,375	0	0	0	147,055	0
	2000	360,833	135,313	0	914,845	50,000	140,582	0
	1999	313,750	160,000	0	0	141,955	527,578	3,572

E.J. Speck	2001	362,084	108,625	0	0	0	133,272	0
	2000	327,500	122,813	0	914,845	50,000	210,852	0
	1999	290,000	150,000	0	0	161,262	315,516	8,214

G. Maier	2001	315,000	86,625	105,000	0	0	0	505,315
	2000	42,955	26,000	0	311,063	100,000	0	2,508
	1999	0	0	0	0	0	0	0

M.S. Gilliland	2001	298,334	74,583	0	0	0	62,022	21,244
	2000	237,083	71,125	0	731,876	70,000	63,736	21,770
	1999	179,122	65,000	0	0	77,338	103,500	10,299

W.J. Hannigan	= William J. Hannigan, Chairman, President and Chief Executive Officer
J.M. Jackson	= Jeffery M. Jackson, Executive Vice President, Chief Financial Officer and Treasurer
E.J. Speck	= Eric J. Speck, Executive Vice President and President, Travel Marketing and Distribution
G. Maier	= Gadi Maier, Executive Vice President and President—GetThere
M.S. Gilliland	= M. Sam Gilliland, Executive Vice President and Chief Marketing Officer

(1)
Other annual compensation to Mr. Maier represents GetThere retention bonus equal to four months salary.
(2)
The following table sets forth certain information concerning restricted stock awards held on December 31, 2001:

Restricted Stock: Total Shares and Value

Name	Total Number of Restricted Shares (A)	Aggregate Market Value of Restricted Shares (B)
W.J. Hannigan	171,377	$7,309,229
J.M. Jackson	12,500	533,125
E.J. Speck	12,500	533,125
G. Maier	5,250	223,913
M.S. Gilliland	10,000	426,500

        (A)  Restricted shares are shares of the Corporation's Class A Common Stock that are subject to restrictions on disposition until vesting and that are subject to forfeiture if the employee leaves the Corporation ("Restricted Shares"). Mr. Hannigan, Mr. Jackson, Mr. Speck, and Mr. Gilliland hold 35,000, 12,500, 12,500, and 10,000 Restricted Shares, respectively, that were granted in 2000. 50 percent of the Restricted Shares granted to Mr. Hannigan, Mr. Jackson, Mr. Speck, and Mr. Gilliland in 2000 vested on May 22, 2001, because the closing price of the Corporation's Class A Common Stock on the NYSE reached $45 for 40 of 45 consecutive trading days. The remainder of the Restricted Shares granted to Mr. Hannigan, Mr. Jackson, Mr. Speck, and Mr. Gilliland in 2000 will vest upon the earlier of 2005 or reaching a closing share price of $60 for 40 of 45 consecutive trading days. In July 2001, the Compensation Committee approved modifications that delayed the vesting schedule for Mr. Hannigan's Restricted Shares. Restricted Shares that previously would have vested in December of 2001, 2002, 2003, and 2004, now vest in January 2002, 2003, 2004, and 2005, respectively, as follows: 2002—52,908 Restricted Shares; 2003—37,858 Restricted Shares; 2004—22,805 Restricted Shares; and 2005—22,806 Restricted Shares. Mr. Maier holds 5,250 Restricted Shares, of an original award of 10,500 granted in 2000. Mr. Maier left the company as of January 31, 2002. At the time of his departure, Mr. Maier had received regular quarterly vesting for January 2002 of 1,312 Restricted Shares. An additional 205 Restricted Shares were accelerated on January 31, 2002, and his remaining 3,733 Restricted Shares were canceled. The $8,200 accrued value of the 205 shares of Restricted Shares accelerated to Mr. Maier on January 31, 2002 has not been reported in the Summary Compensation Table. Dividends are payable on Restricted Shares, either in cash or stock, as determined by the plan administrator.

        (B)  Based on the Fair Market Value of $42.65 for the Corporation's Class A Common Stock on the New York Stock Exchange ("NYSE") on December 31, 2001.

(3)
Payments for 1999 represent payments made in 2000 under the Sabre 1997-1999 performance share program for Sabre Performance Shares that were granted in 1997. Payments for 2000 represent payments made in 2001 under the Sabre 1998-2000 performance share program for Sabre Performance Shares that were granted in 1998. Payments for 2001 represent payments made in 2002 under the Sabre 1999-2001 performance share program for Sabre Performance Shares that were granted in 1999.
(4)
The information shown for 2001 includes: employer contributions to a plan under Section 401(k) of the Code that is sponsored by the Corporation ("Contributions to Defined Contribution Plan"); employer contributions to a Supplemental Executive Retirement Plan that provides pension benefits to officers who earned compensation in excess of qualified plan limits (currently $170,000) ("Contributions to SERP"); the full amount of premiums paid under a term life insurance arrangement ("Insurance Premiums"). The Named Executive Officers were credited with the following: Contributions to Defined Contribution Plan: Mr. Hannigan—$9,775, Mr. Maier—$9,775, Mr. Gilliland—$9,775; Contributions to SERP: Mr. Hannigan—$63,178, Mr. Maier—$9,833, Mr. Gilliland—$11,469; Insurance Premiums: Mr. Hannigan—$318. Mr. Maier's all other compensation also includes the accrued value of his severance: one year's salary—$324,831, one year's target bonus—$159,784, and a three month COBRA subsidy—$1,092.

STOCK OPTIONS GRANTED

        No stock options were granted during 2001 by the Corporation to the Named Executive Officers.

STOCK OPTION EXERCISES AND
DECEMBER 31, 2001 STOCK OPTION VALUE

        The following table sets forth certain information concerning stock options exercised during 2001 by the Named Executive Officers and the number and value of unexercised in-the-money options for the Corporation's Class A Common Stock at December 31, 2001. The year-end value of exercisable and unexercisable options is based on a Fair Market Value of $42.65 for the Corporation's Class A Common Stock on the NYSE on December 31, 2001. The actual amount, if any, realized upon exercise of stock options will depend upon the amount by which the market price of the Corporation's Class A Common Stock on the date of exercise exceeds the exercise price. The actual value realized upon the exercise of unexercised in-the-money stock options (whether exercisable or unexercisable) may be higher or lower than the values reflected in this table.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Value
			Number of Securities Underlying Unexercised Options/SARs at FY-End		Value of Unexercised In-the-Money Options/SARs at FY-End
	Shares Acquired on Exercise	Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
W.J. Hannigan	0	$0	208,989	388,485	$302,810	$908,430
J.M. Jackson	61,323	829,471	88,815	184,455	300,891	704,173
E.J. Speck	23,313	647,214	124,577	148,716	1,012,413	530,888
G. Maier	184,576	1,010,853	25,000	75,000	325,625	976,875
M.S. Gilliland	12,333	256,758	47,570	103,881	237,658	655,406

LONG-TERM INCENTIVE PLAN AWARDS

        Under the Amended LTIP, deferred shares of the Corporation's Class A Common Stock ("Performance Shares") may be awarded to officers and other key employees, including the Named Executive Officers. Further information concerning Performance Shares can be found on page 12 of this proxy statement. No Performance Shares were awarded during 2001 to the Named Executive Officers.

PENSION PLAN

        Effective January 1, 1997, the Corporation established the Sabre 401(k) Savings Plan (the "401(k) Plan"), a defined contribution plan qualified under the Code. Upon establishment, substantially all employees of the Corporation under the age of 40 on December 31, 1996 began participating in the 401(k) Plan.

        The Corporation contributes 2.75 percent of each participating employee's base pay to the 401(k) Plan. Employees fully vest in the Corporation's contributions after three years of service, including any prior service with AMR Corporation, or its affiliates ("AMR") for the time period the Corporation and its predecessor's businesses were controlled by AMR. In addition, the Corporation matches 50 cents of each pre-tax dollar contributed by participating employees, limited to six percent of the employee's base pay contribution, subject to IRS limitations. Employees are immediately vested in their own contributions and the Corporation's matching contributions.

        The obligation for benefits previously earned by employees under the age of 40 under the tax-qualified defined benefit pension plan (the "American Plan") of American Airlines, Inc. ("American") are now the responsibility of the Legacy Pension Plan (the "LPP"), a defined benefit plan sponsored by the Corporation which offers benefits substantially similar to those offered by the American Plan. These benefits are based on the credited years of service earned as of December 31, 1996, or date of transfer to the Corporation from American or its affiliates, if later than December 31, 1996 but prior to March 16, 2000. However, these employees will continue to earn years of service for purposes of determining vesting and early retirement eligibility under the LPP based on future service to the Corporation. Additionally, future increases in compensation levels will be considered in the calculation of retirement benefits to be paid from the LPP to these employees upon their retirement.

        Employees age 40 or over as of December 31, 1996, who were active participants in the American Plan at that date, were given the option of participating in the 401(k) Plan or the LPP. Benefits provided by the LPP to retirees of the Corporation are based on years of credited service and the employee's base pay for the highest consecutive five years of the ten years preceding retirement. With the exception noted below, the obligation for benefits previously earned by these employees under the American Plan was transferred to the LPP.

        Certain employees of the Corporation meeting specified criteria, classified as "Dual Retirees," have elected to remain in the American Plan for service through December 31, 1996. The obligation for benefits earned by these Dual Retirees as of December 31, 1996 under the American Plan remained with American Airlines, Inc. as an obligation under the American Plan. These Dual Retirees are in the LPP for service and increases in compensation levels after December 31, 1996.

        Certain officers and certain employees of the Corporation are eligible for additional retirement benefits, to be paid by the Corporation under the Supplemental Executive Retirement Plan (the "SERP") as an operating expense. The SERP provides 401(k) Plan benefits for 401(k) Plan participants (calculated upon the basis of base salary and incentive compensation payments) to which officers and certain employees of the Corporation would be entitled, but for the limit on the maximum amount of compensation which may be taken into account under the 401(k) Plan ($170,000 for 2001). The SERP also provides pension benefits for LPP participants (calculated upon the basis of final average base salary, incentive compensation payments, and performance returns) to which certain officers and certain employees of the Corporation would be entitled, but for the limit of $140,000 on the maximum annual benefit payable under the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code, and the limit on the maximum amount of compensation which may be taken into account under the Corporation's retirement program ($170,000 for 2001).

        The following table shows typical annual benefits payable under the LPP and the SERP, based upon retirement in 2001 at age 65, to persons in specified remuneration and credited years-of-service classifications. Annual retirement benefits set forth below are subject to reduction for Social Security benefits and benefits under other qualified and non-qualified plans provided by the Corporation and American.

PENSION PLAN TABLE

	Annual Retirement Benefits
Final Average Earnings	Credited Years of Service
	15	20	25	30	35
$ 250,000	$75,000	$100,000	$125,000	$150,000	$175,000
300,000	90,000	120,000	150,000	180,000	210,000
400,000	120,000	160,000	200,000	240,000	280,000
500,000	150,000	200,000	250,000	300,000	350,000
600,000	180,000	240,000	300,000	360,000	420,000
700,000	210,000	280,000	350,000	420,000	490,000
800,000	240,000	320,000	400,000	480,000	560,000
900,000	270,000	360,000	450,000	540,000	630,000
1,000,000	300,000	400,000	500,000	600,000	700,000
1,100,000	330,000	440,000	550,000	660,000	770,000
1,200,000	360,000	480,000	600,000	720,000	840,000

        As of December 31, 2001, the Named Executive Officers had the following credited years of service: Mr. Hannigan—1.0; Mr. Jackson—16.5; Mr. Speck—20.5; Mr. Maier—0; Mr. Gilliland—13.0. Benefits are shown in the table using a straight-life annuity basis.

EXECUTIVE TERMINATION BENEFITS AGREEMENTS/
EMPLOYMENT AGREEMENTS

        The Corporation has executive termination benefits agreements ("Agreements") with its officers. The benefits provided by the Agreements are triggered upon any termination, except for cause, of an officer: (1) by the Company at any time within the first 24 months after a change in control; (2) by the Company at any time within 180 days prior to a change in control; or (3) by the Executive for "Good Reason" (as defined in the Agreements) at any time within the first 24 months after a change in control. In addition, the Agreements for each of Mr. Hannigan, Mr. Jackson, and Mr. Speck would provide benefits upon any termination, except for cause, of such officer's employment by the officer within the 30 day period immediately following the first anniversary of a change in control. If the officer's employment is terminated for cause or as a consequence of death, disability, or retirement, benefits under the Agreement are not triggered.

        A change in control of the Corporation occurs: (1) if a person other than the Corporation or a subsidiary acquires 25 percent or more of the combined voting power of the Corporation's then outstanding securities; (2) if the individuals who constitute the Board of Directors cease for any reason, other than death, to constitute at least a majority of the Board of Directors, unless those individuals becoming new directors are approved by a vote of at least a majority of the incumbent Board of Directors; (3) upon the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another corporation; or (4) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        Upon such termination and depending on the specific Agreement, the officer may receive, in a lump sum payment: (1) up to three times the greater of: (a) the officer's annual base salary at the termination date or (b) the officer's annual base salary immediately prior to the change in control; plus (2) up to three times the greater of: (x) the highest annual bonus awarded to the executive under the Company's Variable Compensation Program or any other bonus program or (y) the highest target bonus rate applicable to the officer for any period during such prior period (up to three years), multiplied by the annual applicable base salary determined under (1) above, and certain other miscellaneous benefits. In addition, upon a change in control, and such termination, the vesting and exercisability of stock awards will be accelerated (for example, deferred and restricted stock will immediately vest, and all stock options will become immediately exercisable). Finally, the individual will be reimbursed for excise taxes, if any, paid pursuant to Section 280G of the Code (or its successor provision) and for federal income tax paid on such excise tax reimbursement.

        The Corporation entered into an employment agreement with Mr. Hannigan effective December 13, 1999. The term of Mr. Hannigan's employment agreement is indefinite, provided that either he or the Corporation may terminate the agreement at any time, with or without cause. Mr. Hannigan's employment agreement provides that his base salary for 2000 was $600,000 and is subject to annual review. Page 14 of this Proxy Statement details Mr. Hannigan's salary for the last three fiscal years. Additionally, his employment agreement provides that he is eligible to participate in the Corporation's Variable Compensation Program and that his target bonus for 2000 was equal to 100 percent of his base salary. Page 14 of this Proxy Statement details bonus payments received by Mr. Hannigan for the past three fiscal years. Pursuant to Mr. Hannigan's employment agreement, if the Corporation terminates his employment not for cause, other than for a change in control, Mr. Hannigan would receive a termination payment equal to two times the sum of his base salary plus target incentive compensation. In addition, all outstanding stock options that would have otherwise vested within one year of the termination date will become immediately vested on the termination date and the restrictions on the remaining 15,052 restricted shares granted to Mr. Hannigan in December 1999 will immediately lapse.

        The Corporation entered into an employment agreement with Mr. Maier. Pursuant to Mr. Maier's employment agreement, if, within a two year period following his employment date, the Corporation terminates his employment not for cause, Mr. Maier would receive a termination payment equal to one year target bonus plus the greater of (1) his base pay for the remainder of the two-year period, or (2) his base pay for a one-year period. In addition, the Corporation would accelerate the vesting on his Restricted Shares on a pro rata basis. Mr. Maier resigned from the Corporation effective on January 31, 2002. As a result, he has no outstanding stock options, restricted, or deferred shares.

CORPORATE PERFORMANCE

        The following graph compares the change in the Corporation's cumulative total stockholder return on its Class A Common Stock with the cumulative total stockholder return on the published Standard & Poor's 500 Stock Index, the cumulative total stockholder return on an index of peer companies calculated by the Corporation, and the cumulative total return on an index of peer companies which the Corporation had used in prior years, in each case over the period from December 31, 1996 to December 31, 2001. The Corporation believes that although total stockholder return is an indicator of corporate performance it is subject to the vagaries of the market.

        The Corporation sold its information technology infrastructure outsourcing business to Electronic Data Systems on July 1, 2001 in order to focus on travel marketing and distribution. Cendant Corporation acquired Galileo International, Inc., and USA Networks acquired a majority ownership stake in Expedia, Inc. and announced plans to reorganize as USA Interactive. The Corporation has revised its peer group for this graph because the Corporation believes that the new peer group more accurately reflects the Corporation's publicly traded competitors.

CUMULATIVE TOTAL RETURNS*
ON $100 INVESTMENT MADE ON DECEMBER 31, 1996

*
Total stockholder return is defined as stock price appreciation plus dividends paid, assuming reinvestment of dividends.
**
The new peer group is made up of publicly held companies in the transaction processors and/or travel services business. The list of companies includes: Amadeus Global Travel Distribution, Automatic Data Processing, Inc., Cendant Corporation, Ceridian Corporation, First Data Corporation, Fiserv, Inc., and USA Networks, Inc.
***
The old peer group was made of up publicly held companies in the electronic data processing and/or information technology business. The list of companies included: Amadeus Global Travel Distribution; Automatic Data Processing, Inc.; Ceridian Corporation; Computer Sciences Corporation; Electronic Data Systems, Inc.; Equifax, Inc.; First Data Corporation; Fiserv, Inc. and Galileo International Inc. Amadeus Global Travel Distribution was added after its initial public offering of stock on October 19, 1999.

EXECUTIVE OFFICERS OF THE REGISTRANT

        The executive officers of the Corporation, their positions since 1997, and their respective ages (as of March 22, 2002) are as follows:

        JAMES F. BRASHEAR, Corporate Secretary of Sabre Holdings Corporation; Senior Vice President, Deputy General Counsel and Corporate Secretary of Sabre Inc.; former Senior Vice President and Associate General Counsel of Sabre Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Brashear is 44.

        BRUCE J. CHARENDOFF, Senior Vice President, Government Affairs of Sabre Inc.; former Vice President, Government Affairs of Sabre Inc.; former Executive Director, Government Affairs of Sabre Inc.; and former Senior Counsel, Government Affairs of American Airlines, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Charendoff is 41.

        STEPHEN M. CLAMPETT, Senior Vice President and President, Airline Products and Services of Sabre Inc.; former Senior Vice President, Software Solutions of Sabre Inc.; former Senior Vice President, Airline Solutions of Sabre Inc.; and former Senior Vice President, Sabre Technology Solutions of Sabre Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Clampett is 48.

        ANDREW A. CUOMO, Senior Vice President and CEO Chief of Staff of Sabre Inc.; former Senior Vice President, Marketing Services of Sabre Inc.; former Senior Vice President, IT Services of Sabre Inc.; and former Managing Director, Airline Management Services of American

Airlines, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Cuomo is 45.

        M. SAM GILLILAND, Executive Vice President and Chief Marketing Officer of Sabre Inc.; former Senior Vice President of Sabre Inc.; former Senior Vice President, Product Marketing of Sabre Inc.; and former General Manager, Sabre Business Travel Solutions, a division of Sabre Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Gilliland is 39.

        MICHAEL E. HAEFNER, Senior Vice President, Human Resources of Sabre Inc.; former Vice President, Human Resources of The SABRE Group, Inc.; and former Vice President, Sabre Decision Technologies, a division of The SABRE Group, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Haefner is 41.

        WILLIAM J. HANNIGAN, Chairman, President and Chief Executive Officer of Sabre Holdings Corporation; Chairman, President and Chief Executive Officer of Sabre Inc.; formerly President of SBC Global Markets for SBC Communications; formerly President of Business Communication Services for Southwestern Bell/SBC Communications; formerly Vice President of Business and Government Markets for Pacific Bell; and formerly Vice President of Engineering and Applications Support for Sprint Corporation. He is also a director and Chairman of the Board of Travelocity.com Inc. He was designated as an Executive Officer of the Corporation on December 13, 1999. Mr. Hannigan is 42.

        JEFFERY M. JACKSON, Executive Vice President, Chief Financial Officer and Treasurer of Sabre Holdings Corporation; Executive Vice President and Chief Financial Officer of Sabre Inc.; former Senior Vice President of Sabre Holdings Corporation; former Vice President and Controller of American Airlines, Inc.; and former Vice President, Corporate Development and Treasurer of American Airlines, Inc. He was designated as an Executive Officer of the Corporation on August 14, 1998. Mr. Jackson is 46.

        HUGH W. JONES, Senior Vice President and Controller of Sabre Inc.; and former Managing Director, STIN Finance of Sabre Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Jones is 38.

        CAROL A. KELLY, Senior Vice President and Chief Information Officer of Sabre Inc.; former Vice President, Corporate Services of Sabre Inc.; formerly self-employed as a consultant; and former Chief Financial Officer of Apollo Travel Services. She was designated as an Executive Officer of the Corporation on March 13, 2001. Ms. Kelly is 49.

        ELLEN L. KESZLER, Senior Vice President, North America Travel Agency Solutions of Sabre Inc.; former Senior Vice President, ITS Finance of Sabre Inc.; former Vice President, STIN Finance of Sabre Inc.; and former Managing Director, Corporate Development of Sabre Inc. She was designated as an Executive Officer of the Corporation on March 13, 2001. Ms. Keszler is 39.

        THOMAS KLEIN, Senior Vice President and President, Airline Solutions of Sabre Inc.; former President, Emerging Business and Business Development of Sabre Inc.; former Senior Vice President, North America of Sabre Inc.; former Senior Vice President, Latin America/Caribbean of The SABRE Group, Inc.; and former Managing Director, Global Agency Solutions of The SABRE Group, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Klein is 39.

        JOAN C. KUEHL, Senior Vice President, Product Development of Sabre Inc.; former Senior Vice President, Software Technology of Sabre Inc.; former Senior Vice President and Chief of Staff of Sabre Inc.; former Senior Vice President, Delivery of Sabre Inc.; and former Vice President, Application Development of The SABRE Group, Inc. She was designated as an Executive Officer of the Corporation on March 13, 2001. Ms. Kuehl is 45.

        JAMES E. MURPHY, Senior Vice President, Corporate Development and Treasurer of Sabre Inc.; former Senior Vice President, North American Sales and Service of The SABRE Group, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Murphy is 47.

        R. CRAIG MURPHY, Senior Vice President and Chief Technology Officer of Sabre Inc.; former Senior Vice President, Sabre Applications of Sabre Inc.; former Senior Vice President, Delivery Systems Applications of The SABRE Group, Inc.; former Senior Vice President, Core Travel Systems of The SABRE Group, Inc.; and former Vice President of Worldfare of Sabre Decision Technologies, a division of The SABRE Group, Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Murphy is 50.

        LESLIE A. PRICE, Senior Vice President, Corporate Communications of Sabre Inc.; former Vice President and Director of Strategic Communications of Texas Instruments; and former Director of European Corporate Communications of Texas Instruments. She was designated as an Executive Officer of the Corporation on March 13, 2001. Ms. Price is 43.

        DAVID A. SCHWARTE, Executive Vice President and General Counsel of Sabre Holdings Corporation; Executive Vice President and General Counsel of Sabre Inc.; former Director of Kelly, Hart & Hallman; former Managing Director, International Affairs of American Airlines, Inc. He was designated as an Executive Officer of the Corporation on March 14, 2000. Mr. Schwarte is 51.

        BARRY C. SMITH, Senior Vice President and Chief Scientist of Sabre Inc.; former Senior Vice President, Research of Sabre Inc. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Smith is 49.

        ERIC J. SPECK, Executive Vice President of Sabre Holdings Corporation; Executive Vice President and Group President, Travel Marketing & Distribution of Sabre Inc.; former Senior Vice President, SABRE Travel Information Network of Sabre Inc.; former Vice President, SABRE Travel Information Network's European Unit for American Airlines, Inc.; and former Vice President, STIN Marketing of American Airlines, Inc. He was designated as an Executive Officer of the Corporation on April 14, 1997. Mr. Speck is 45.

        JOHN S. STOW, Senior Vice President and President, Travel Agency Solutions of Sabre Inc.; former Senior Vice President and General Manager, Electronic Travel Distribution Sales & Service of Sabre Inc.; former Senior Vice President, North America Sales & Service of Sabre Inc.; and former President and CEO of Encompass. He was designated as an Executive Officer of the Corporation on March 13, 2001. Mr. Stow is 55.

OWNERSHIP OF SECURITIES

Securities Owned by Directors and Executive Officers

        As of March 22, 2002, each director and nominee for director, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group, owned, or had been granted, securities or rights equivalent to the shares of Class A Common Stock of the Corporation or common stock of Travelocity.com Inc. indicated in the table below:

Name of Beneficial Owner	Sabre Class A Common Stock(1)	Percent of Class	Total Sabre Equity Stake(2)	Travelocity.com Inc. Common Stock(3)	Percent of Class
William J. Hannigan(4)	393,372	*	1,189,357	0	*
Royce S. Caldwell(5)	11,000	*	14,000	0	*
David W. Dorman(5)	13,000	*	16,000	0	*
Paul C. Ely, Jr.(5)	30,033	*	35,761	25,500	*
Glenn W. Marschel, Jr.(5)	43,033	*	54,644	25,000	*
Bob L. Martin(5)	29,233	*	41,336	0	*
Pamela B. Strobel(5)	14,000	*	19,951	1,000	*
Mary Alice Taylor(5)	16,000	*	21,617	0	*
Richard L. Thomas(5)	52,533	*	64,145	0	*
Jeffery M. Jackson(6)	110,119	*	359,762	0	*
Eric J. Speck(7)	161,964	*	363,454	0	*
Gadi Maier(8)	4,230	*	4,230	0	*
M. Sam Gilliland(9)	66,772	*	233,918	0	*
Directors and Executive Officers as a group (30 persons)	1,681,898	1.24%	4,305,997	51,638	*
*
Percentage does not exceed one percent of the total outstanding class.

(1)
Except as otherwise indicated below and subject to applicable community property laws, ownership of Sabre Class A Common Stock represents sole voting and investment powers with respect to the number of shares listed.

(2)
"Total Sabre Equity Stake" represents shares beneficially owned as well as shares subject to unvested options, target share or share-equivalent amounts under the Corporation's Performance Share Program, and, for directors, deferred stock equivalent units.

(3)
The Corporation owns an economic interest of approximately 70 percent in Travelocity.com Inc., composed of a 60 percent direct interest in Travelocity.com LP and a 25 percent interest in Travelocity.com, which holds a 40 percent interest in the Partnership. Shares of Travelocity.com common stock trade under the symbol "TVLY" on the Nasdaq

  National Market System ("Nasdaq"). On March 19, 2002, the Corporation announced a tender offer for the shares of Travelocity.com Inc. that it does not already own.

  Travelocity amount for Mr. Ely and Mr. Marschel include 24,500 and 24,000 stock options, respectively, of Travelocity.com Inc. common stock that are vested and exercisable with 1,000 shares vesting for each of Mr. Ely and Mr. Marschel within the next 60 days.

(4)
Sabre amount includes 52,910 shares of Sabre Class A Common Stock owned by Mr. Hannigan and 79,494 shares of the Corporation's Class A Common Stock subject to options that are vested and currently exercisable with no shares vesting within the next 60 days. Sabre amount also includes 118,469 shares of Sabre restricted Class A Common Stock to which Mr. Hannigan holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on 83,469 shares of restricted stock as follows: 37,858 shares in 2003; 22,805 shares in 2004; 22,806 in 2005. 50 percent of the original 70,000 Restricted Shares granted to Mr. Hannigan in 2000 vested on May 22, 2001 because the closing share price reached $45 for 40 of 45 consecutive trading days. The remaining 35,000 restricted shares granted to Mr. Hannigan in 2000 will vest upon the earlier of 2005 or reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Hannigan's remaining stock options will vest during the period from January 2002 through January 2005.

(5)
For each of Mr. Ely, Mr. Marschel, Mr. Martin, and Mr. Thomas, 24,398 shares of the Corporation's Class A Common Stock subject to options are vested and currently exercisable with 4,634 shares vesting within the next 60 days. For Ms. Taylor, 15,000 shares of the Corporation's Class A Common Stock subject to options are vested and currently exercisable with 1,000 shares vesting within the next 60 days. For Mr. Dorman and Ms. Strobel, 12,000 shares of the Corporation's Class A Common Stock subject to options are vested and currently exercisable with 1,000 shares vesting within the next 60 days. For Mr. Caldwell, no shares of the Corporation's Class A Common Stock subject to options are vested and currently exercisable with 11,000 shares vesting within the next 60 days. Sabre amount also includes 1,001, 14,001, 201, 1,000, and 23,501 shares of Sabre common stock owned by Mr. Ely, Mr. Marschel, Mr. Martin, Ms. Strobel, and Mr. Thomas, respectively. Sabre stock equivalent units of 1,046, 6,929, 7,421, 1,951, 2,617, and 6,930 were granted to Mr. Ely, Mr. Marschel, Mr. Martin, Ms. Strobel, Ms. Taylor, and Mr. Thomas, respectively, which are deferred pursuant to the fee deferral plan (see Compensation of Directors on page 7), and are included under "Total Sabre Equity Stake." The remaining Sabre options for each of Mr. Ely, Mr. Marschel, Mr. Martin, and Mr. Thomas will vest during the period between July 2002 and May 2003. The remaining Sabre options for Mr. Caldwell, Mr. Dorman, Ms. Strobel, and Ms. Taylor will vest during the period between July 2002 and January 2003.

(6)
Sabre amount includes 97,618 shares of the Corporation's Class A Common Stock subject to options that are vested and currently exercisable with no shares vesting within the next 60 days. Sabre amount also includes 12,500 shares of Sabre restricted Class A Common Stock to which Mr. Jackson holds voting rights but which are subject to restrictions on transfer. 50 percent of the Restricted Shares granted to Mr. Jackson in 2000 vested on May 22, 2001 because the closing share price reached $45 for 40 of 45 consecutive trading days. The remainder of the Restricted Shares granted to Mr. Jackson in 2000 will vest upon the earlier of 2005 or reaching a closing share price of $60 for 40 of 45 consecutive trading days. Mr. Jackson's remaining stock options will vest during the period between June 2002 and January 2006. Outstanding deferred shares of 3,991 are Sabre Performance Shares that are scheduled to vest (subject to the attainment of specified performance criteria) at the end of 2002.

(7)
Sabre amount includes 3,670 shares of Sabre Class A Common Stock owned by Mr. Speck and 138,604 shares of the Corporation's Class A Common Stock that are vested and currently exercisable with 7,189 shares vesting within the next 60 days. Sabre amount also includes 12,500 shares of Sabre restricted Class A Common Stock to which Mr. Speck holds voting rights but which are subject to restrictions on transfer. 50 percent of the Restricted Shares granted to Mr. Speck in 2000 vested on May 22, 2001 because the closing share price reached $45 for 40 of 45 consecutive trading days. The remainder of the Restricted Shares granted to Mr. Speck in 2000 will vest upon the earlier of 2005 or reaching a closing share price of $60 for 40 of 45 consecutive trading days. The remaining stock options will vest during the period between June 2002 and January 2006. Outstanding deferred shares of 3,991 are Sabre Performance Shares that are scheduled to vest (subject to the attainment of specified performance criteria) at the end of 2002.

(8)
Sabre amount includes 4,230 shares of Sabre Class A Common Stock owned by Mr. Maier.

(9)
Sabre amount includes 52,222 shares of the Corporation's Class A Common Stock subject to options that are vested and currently exercisable with 4,135 shares vesting within the next 60 days. Sabre amount also includes 10,000 shares of Sabre restricted Class A Common Stock to which Mr. Gilliland holds voting rights but which are subject to restrictions on transfer. 50 percent of the Restricted Shares granted to Mr. Gilliland in 2000 vested on May 22, 2001 because the closing share price reached $45 for 40 of 45 consecutive trading days. The remainder of the Restricted Shares granted to Mr. Gilliland in 2000 will vest upon the earlier of 2005 or reaching a closing share price of $60 for 40 of 45 consecutive trading days. The remaining stock options will vest during the period from June 2002 through January 2006. Outstanding deferred shares of 2,052 are Sabre Performance Shares that are scheduled to vest (subject to the attainment of specified performance criteria) at the end of 2002.

Securities Owned by Certain Beneficial Owners

        As of December 31, 2001, the following firms have informed the Corporation that they were the beneficial owners of more than five percent of the Corporation's outstanding Class A Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Capital Research and Management Company	Sole Dispositive Power: 17,807,170 (1)	13.3%
333 South Hope Street
Los Angeles, CA 90071
Goldman Sachs Asset Management,	Sole Voting Power: 5,817,148
a separate operating unit	Sole Dispositive Power: 7,465,978
of Goldman, Sachs & Co.	Beneficially Owned: 7,465,978 (2)	5.6%
32 Old Slip
New York, NY 10005
PRIMECAP Management Company	Sole Voting Power: 2,309,785
225 South Lake Avenue #400	Sole Dispositive Power: 16,004,144
Pasadena, CA 91101	Beneficially Owned: 16,004,144 (3)	11.92%
Vanguard PRIMECAP Fund	Sole Voting Power: 11,413,611
100 Vanguard Blvd.	Shared Dispositive Power: 11,413,611
Malvern, PA 19355	Beneficially Owned: 11,413,611 (4)	8.55%

(1)
Based on Schedule 13G/A filed on February 11, 2002 relating to the stock held on December 31, 2001, reporting that Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 has sole dispositive power and is deemed to be the beneficial owner of 17,807,170 shares or 13.3 percent of the Corporation's Class A Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(2)
Based on Schedule 13G filed on February 14, 2002 relating to stock held on December 31, 2001, reporting that Goldman Sachs Asset Management, a separate operating unit of Goldman, Sachs & Co. has sole voting power over 5,817,148 shares and sole dispositive power over 7,465,978 shares of the Corporation's Class A Common Stock. According to its Schedule 13G, Goldman Sachs Asset Management is deemed to be the beneficial owner of 7,465,978 shares or 5.6 percent of the Corporation's Class A Common Stock. Goldman Sachs Asset Management is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934.

(3)
Based on Schedule 13G/A filed on January 31, 2002 relating to stock held on December 31, 2001, reporting that PRIMECAP Management Company has sole voting power over 2,309,785 shares and sole dispositive power over 16,004,144 shares of the Corporation's Class A Common stock. According to its Schedule 13G/A, PRIMECAP Management Company is deemed the beneficial owner of 16,004,144 shares or 11.92 percent of the Corporation's Class A Common Stock. According to its Schedule 13G/A, PRIMECAP Management Company manages the Vanguard PRIMECAP Fund discussed in footnote (4).

(4)
Based on a Schedule 13G/A that was filed on February 7, 2002 relating to stock held on December 31, 2001, reporting that Vanguard PRIMECAP Fund beneficially owned, had sole voting power and shared dispositive power over 11,413,611 shares of the Corporation's Class A Common Stock. Vanguard PRIMECAP Fund is deemed to be the beneficial owner of 11,413,611 shares or 8.55 percent of the Corporation's Class A Common Stock. According to its Schedule 13G/A, Vanguard PRIMECAP Fund is an investment company registered under Section 8 of the Investment Company Act and is managed by PRIMECAP Management Company discussed in footnote (3).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act ("Section 16(a)") requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other security interests of the Corporation. Officers, directors, and greater than ten percent stockholders are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

        To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

PROPOSAL 2—APPROVAL OF AMENDED AND RESTATED
1996 LONG-TERM INCENTIVE PLAN
AS AMENDED MAY 14, 2002

        In 1996, the Board of Directors adopted, and the sole stockholder approved, the 1996 Long-Term Incentive Plan (the "LTIP"). In 1999, the Amended and Restated 1996 Long-Term Incentive Plan (the "Amended LTIP") was adopted by the Board of Directors and approved by the stockholders. The purpose of the Amended LTIP was to attract, retain, and reward non-employee directors, officers, managers, and key employees of the Corporation, its subsidiaries and affiliates and to strengthen the mutuality of interests between such individuals and stockholders. The Amended LTIP will terminate in 2009. In order to ensure continued alignment between the interests of non-employee directors, officers, managers, and key employees and the Corporation's stockholders, the Board of Directors has adopted, subject to stockholder approval, an Amended and Restated 1996 Long-Term Incentive Plan, as Amended May 14, 2002 ("2002 Amended LTIP" or the "Plan"). The Corporation is seeking stockholder approval of the 2002 Amended LTIP in order to increase the number of shares of Class A Common Stock issuable under the plan. A copy of the 2002 Amended LTIP is attached as Appendix A to this proxy statement.

        The terms and conditions of the 2002 Amended LTIP are, in most respects, similar to those of the Amended LTIP. The 2002 Amended LTIP increased the total number of shares of stock reserved and available for distribution under the Plan to an aggregate of 27,635,410; limited the number of restricted shares available for grant to an aggregate of 2,000,000; limited the number of deferred shares, performance shares, stock purchase rights, and other stock-based awards to an aggregate of 1,000,000; reduced the number of stock options granted in replacement of a Phantom Award to an aggregate of 50,000; allowed greater flexibility with respect to the option price per share for stock option conversions associated with a merger or acquisition; and restricted the repricing of stock options. A more detailed summary of the changes to the 2002 Amended LTIP follows, but this summary is qualified in its entirety by reference to the full text of the 2002 Amended LTIP, which is attached as Appendix A to this proxy statement. Capitalized terms used but not defined in this discussion of Proposal 2 shall have the meanings assigned to such terms in the 2002 Amended LTIP.

Stock Subject to Plan

        The total number of shares reserved and available for distribution under the 2002 Amended LTIP was increased to 27,635,410 shares of Class A Common Stock. The number of shares of restricted stock available for grant on or after May 14, 2002, under the 2002 Amended LTIP was limited to 2,000,000 shares of restricted stock. In addition, under the 2002 Amended LTIP, no more than 1,000,000 shares shall be granted in the form of Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, or Performance Awards.

        On March 22, 2002, the closing price for a share of the Corporation's Class A Common Stock on the New York Stock Exchange was $46.34 per share.

        If shares that are subject to an option under the 2002 Amended LTIP cease to be subject to such option, or if shares awarded under the 2002 Amended LTIP are forfeited or otherwise terminate without a payment being made to the participant (in the form of the Corporation's common stock), those shares will not be counted against the share limits and will be made available for future distribution under the 2002 Amended LTIP. In the event of certain changes in the Corporation's structure affecting its common stock, the Committee may make appropriate adjustments in the number of shares that may be awarded, the number of shares covered by options and other awards then outstanding under the 2002 Amended LTIP, and where applicable, the exercise price of awards under the 2002 Amended LTIP.

Eligibility

        Awards under the 2002 Amended LTIP may be made to non-employee directors, officers, managers, and key employees of the Corporation, its subsidiaries and affiliates. The number of employees and non-employee directors participating in the Plan will vary from year to year. In 2001, 4,814 current employees (including 21 officers) and eight non-employee directors participated in the Amended LTIP.

Awards Under the 2002 Amended LTIP

        The 2002 Amended LTIP is administered by a committee of no fewer than two members of the Board to be appointed by the Board (the "Committee"). The Committee has the authority to select those to whom awards will be made and to grant the following type of awards: (1) stock options and incentive stock options; (2) stock appreciation rights; (3) restricted stock; (4) deferred stock; (5) stock purchase rights; (6) performance awards (including cash bonuses); and/or (7) other stock-based awards. Each of these awards may be granted alone, in conjunction with, or in tandem with other awards under the 2002 Amended LTIP.

        Stock Options.    Incentive stock options and non-qualified stock options may be granted for such number of shares of Class A Common Stock as the Committee will determine, except that no participant may be granted more than 1,000,000 shares in any twelve-month period.

        Stock options will continue to be exercisable at such times and subject to such terms and conditions as the Committee determines and over a term (not in excess of ten years) determined by the Committee. The option price for any option will be determined by the Committee at the time of grant and will be not less than 100 percent of the Fair Market Value of the stock at the time of grant. However, under the 2002 Amended LTIP, the option price per share of stock purchasable under a stock option granted to an optionee in connection with a merger, stock exchange, or other acquisition, as a substitute or replacement award for options of the acquired entity held by such optionee may be less than 100 percent of the Fair Market Value of the stock at the time of grant. In addition, the 2002 Amended LTIP provides that the option price per share of stock purchasable under a stock option granted to an optionee in replacement of a phantom award may be less than 100 percent of the Fair Market Value of the stock at the time of grant, subject to an overall limit of 50,000 shares.

        Upon an employee's voluntary resignation or termination for cause, such employee's stock options will also terminate unless otherwise determined by the Committee. If the employee is involuntarily terminated without cause, stock options will terminate, unless otherwise determined by the Committee. In the case of an employee whose employment terminates due to death, disability or retirement, stock options are exercisable in accordance with the terms and conditions established by the Committee. In no event, however, will a stock option remain exercisable past its original term.

        Stock Appreciation Rights.    Stock Appreciation Rights ("SARs") may be granted alone or in conjunction with all or part of a stock option. Once an SAR or applicable portion thereof granted with respect to a given stock option has been exercised, the portion of the stock option underlying the SAR terminates.

        Upon exercise of an SAR, the Committee, at its discretion, will pay the employee an amount equal to the excess of the then fair market value of the stock over the exercise price, multiplied by the number of SARs being exercised. This payment may be in cash, common stock, or any combination of the two.

        Restricted Stock.    An award of restricted stock may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The Committee determines the period during which restricted stock is subject to forfeiture. The Committee may provide for other awards, payable either in stock or cash, to ensure payment of a minimum value at the time the restrictions lapse, subject to such performance, future service, deferral, and other terms and conditions as the Committee may specify.

        During the restriction period, the employee may not sell, transfer, pledge, or assign the restricted stock. At the end of the restriction period, shares of common stock equal to the number covered by the award of restricted stock will be delivered to the employee (unless the Committee decides to settle the award in cash). Upon the termination of the employee's employment for any reason during the restriction period, all restricted stock either will vest (in whole or in part) or be subject to forfeiture, in accordance with the terms and conditions of the initial award as established by the Committee. The Committee determines whether the employee will have the right to vote the restricted stock and to receive any dividends during the restriction period.

        Deferred Stock.    Deferred stock may be conditioned upon the attainment of specific performance criteria or such other factors as the Committee may determine. The Committee determines the periods during which the deferred stock is subject to forfeiture. The Committee may provide for other awards, payable either in stock or cash, to ensure payment of a minimum value at the time the deferral period lapses, subject to such performance criteria, service, and/or other terms and conditions as the Committee may specify.

        During the deferral period, the employee may not sell, transfer, pledge, or assign the deferred stock award. At the end of the deferral period, shares of common stock equal to the number covered by the award of deferred stock will be delivered to the employee (unless the Committee decides to settle the award in cash). Upon the termination of the employee's employment for any reason during the deferral period, all deferred stock either will vest (in whole or in part) or be subject to forfeiture, in accordance with the terms and conditions of the initial award as established by the Committee.

        The Committee determines whether amounts equivalent to any dividends that would have been paid on a corresponding number of shares will be paid to the employee, or deemed reinvested in additional shares of deferred stock.

        Stock Purchase Rights.    The Committee may grant eligible individuals rights to purchase the Corporation's common stock at a price(s) determined by the Committee. The Committee may condition such rights, or their exercise, on such terms and conditions as it sees fit. Rights to purchase stock will be exercisable for a period to be determined by the Committee.

        Cash Bonuses.    The 2002 Amended LTIP permits the Committee to pay cash bonuses to any executive officer upon the achievement, in whole or in part, of Performance Criteria established in writing by the Committee. Such writing may be a plan or other arrangement approved by the Committee (the "Incentive Plan"), provided such plan or arrangement sets forth the Performance Criteria and the terms and conditions under which such cash bonus will be paid. The maximum amount of any cash payment under an Incentive Plan to any single officer with respect to any calendar year will not exceed the lesser of: (1) $2 million; or (2) twice the officer's annual base salary in effect on the last day of the preceding fiscal year.

        Other Performance Related Awards.    Any restricted stock, deferred stock, and other stock-based awards (other than those intended to vest solely on the basis of the passage of time) granted to executive officers will vest upon achieving performance objectives established by the Committee ("Performance Awards").

        Such performance objectives are limited to one or more of the following: (1) return on equity or assets; (2) total stockholder return; (3) revenues; (4) cash flows, revenues and/or earnings relative to other parameters; (5) operating income; (6) return on investment; (7) changes in the value of the Corporation's common stock; and (8) operating margin (collectively the "Performance Criteria"). Whether these objectives are achieved may be determined by the performance of the Corporation, a subsidiary or an affiliate (or any business unit or division thereof) or by reference to the performance of any of the Corporation, a subsidiary or an affiliate (or any business unit or division thereof) relative to past performance or to other companies. The number of shares that may be awarded to any single employee in respect of Performance Awards may not exceed 100,000 shares in any twelve-month period.

        Other Stock Based Awards.    The Committee may also grant other types of awards that are valued, in whole or in part, by reference to, or otherwise based on, the Corporation's common stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide.

Limits on Repricing

        The price payable for Option or SARs issued under the 2002 Amended LTIP may not be decreased, nor may it be surrendered to the Corporation for a grant of a new Option or SAR with a lower price payable per share, except that the Committee may make adjustments pursuant to Section 3 of the 2002 Amended LTIP.

Change in Control Provisions

        A Change in Control occurs (1) when any Person, directly or indirectly, becomes the beneficial owner of securities representing 25 percent or more of the combined voting power of the Corporation's outstanding securities; (2) the incumbent board as defined in the 2002 Amended LTIP ceases to constitute at least a majority of the Board of Directors; (3) consummation of a reorganization, merger, consolidation, sale, or other disposition of all or substantially all of the Corporation's assets, or the acquisition of the assets of another corporation as defined in the 2002 Amended LTIP; and (4) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        If there is a change in control or a potential change in control, any issued and outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Stock Equivalent Units, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, Performance Awards, or any other equity-based compensation (collectively "Equity Awards") shall continue in effect, or if such continuation is not possible, shall be equitably converted to equivalent Equity Awards of any successor entity. If continuation or conversion of the Equity Awards is not possible, all Equity Awards that are not then exercisable will become fully exercisable and vested. Likewise, the restrictions and deferral limitations applicable to the Equity Awards will lapse and such shares and awards will be deemed fully vested. Similarly, the Performance Criteria relative to any award of restricted stock or deferred stock will be deemed satisfied at target performance levels and such stock will then be fully vested.

        If Equity Awards are converted to equivalent Equity Awards of any successor entity and the participant is terminated without cause or voluntarily terminates for Good Reason within one year after a change in control, then the Equity Awards shall become fully vested. If the Equity Awards are subject to an exercise right, they shall remain fully vested for at least three months following such termination or longer, pursuant to the terms of the Equity Awards.

        If Equity Awards become fully vested and exercisable upon a change in control, then the value of the Equity Awards may, in the sole discretion of the Committee, be cashed out on the basis of the change in control price as defined in the 2002 Amended LTIP.

Definition of Good Reason

        A participant is entitled to terminate employment for Good Reason if one or more of the following occurs without the participant's prior written consent during the first 12 months after a change in control: (1) the participant's base salary or annual incentive compensation target is reduced below that in effect immediately prior to the change in control for any reason other than for cause; (2) the participant's principal office is moved, without consent, more than 50 miles from its prior location; (3) an adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties of the participant occurs, for any reason, other than for cause; (4) the successor does not assume and agree to the terms of the 2002 Amended LTIP; or (5) the Corporation terminates the participant's employment except in accordance with a Notice of Termination as defined in the 2002 Amended LTIP. The participant must notify the Corporation in writing of the occurrence and the Corporation will have 30 days to cure such event to the participant's satisfaction and deliver written confirmation to the participant that it has done so. If within 30 days, the Corporation does not cure the event, then the participant must voluntarily terminate employment within 60 days.

        Accelerated vesting will not occur if the participant terminates employment by reason of the participant's death or disability, if employment terminates at or after age 65 and the participant is eligible for retirement, or the termination is for cause.

        Any termination for Good Reason must be communicated in writing, delivered in person or by certified mail. The notice must state the effective date of the termination and it must not be less than 30 nor more than 60 days after the date of delivery. The notice must state the specific provision of the 2002 Amended LTIP being relied upon for termination and state the facts and circumstances of such termination.

Amendment and Termination

        The 2002 Amended LTIP may be amended or terminated by the Board of Directors at any time and for any reason. However, approval by the stockholders of the Corporation would be required for any amendment that would decrease the minimum Stock Option Exercise Price set forth in the 2002 Amended LTIP, or any amendment that would change the provisions in the 2002 Amended LTIP which generally prohibit decreasing the price payable for any shares issued under the 2002 Amended LTIP.

Federal Income Tax Aspects

        The following is a brief summary of the federal income tax consequences of awards made under the 2002 Amended LTIP based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.

        Incentive Stock Options.    No income is recognized by the participant upon the grant or exercise of an incentive stock option ("ISO"). However, effective January 1, 2003, the difference between the ISO exercise price and the Fair Market Value of the stock received upon exercise of the ISO ("ISO Share") will be treated as wages subject to withholding for both the employer and employee portions of FICA and FUTA. Also, for alternative minimum tax purposes, a tax preference item would be generated upon exercise of the ISO. If a participant does not sell the ISO Shares for at least two years from the date of grant and for at least one year from the date of exercise, when the shares are sold any gain or loss realized will be long-term capital gain or loss. In such circumstances, no deduction will be allowed to the Corporation for federal income tax purposes.

        If ISO Shares are disposed of prior to the expiration of either of the holding periods described above, then at the time of such disposition, the participant generally will include in income, as compensation income, an amount equal to the excess, if any, of the Fair Market Value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such ISO Shares. The Corporation will be required to report this amount on an IRS Form W-2 for the participant, but the Corporation is not required to withhold income taxes on such amount. The Corporation will be entitled to a corresponding deduction for such amount included by the participant as compensation income. Any further gain or loss realized by the participant will be taxed as a short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

        Non-Qualified Stock Options.    No income is realized by the participant at the time a non-qualified stock option is granted. Generally, upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the difference between the price paid for the shares and the Fair Market Value of the shares on the date of exercise. Subject to certain reporting requirements, the Corporation will be entitled to a tax deduction in the same amount. Any appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

        Stock Appreciation Rights ("SAR").    No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include in income, as compensation income, in the year of exercise an amount equal to the amount of cash and/or the fair market value of any shares received. Subject to certain reporting requirements, the Corporation will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives common stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be recognized upon disposition of such common stock as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held such common stock.

        Restricted Stock.    A participant receiving restricted stock generally will recognize ordinary income in the amount of the Fair Market Value of the restricted stock at the time the stock becomes transferable or is no longer subject to forfeiture, less any consideration paid for the stock. The Corporation will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale generally begins when the stock becomes transferable or is no longer subject to forfeiture. The participant's tax basis for such shares will generally equal the Fair Market Value of such shares on such date.

        However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant date of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the Fair Market Value of the shares of restricted stock (determined without regard to the restrictions) on the date of grant over the purchase price of the restricted stock. By reason of such an election, the participant's holding period will commence on the date of grant and the participant's tax basis will be equal to the Fair Market Value of the shares on that date (determined without regard to restrictions). Likewise, subject to certain reporting requirements, the Corporation generally will be entitled to a corresponding deduction equal to the amount included in income as compensation income by the participant. If shares are forfeited after such an election, the participant will be entitled to a deduction or loss in an amount equal to the excess of the purchase price of the forfeited shares over the amount realized upon forfeiture.

        Deferred Stock.    A participant receiving deferred stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the deferred stock on the date that the stock is distributed to the participant, and the capital gain or loss holding period for such stock will also commence on that date. The Corporation generally will be entitled to a deduction in the amount that is taxable as ordinary income to the participant. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale generally begins when the stock is either transferable or is no longer subject to forfeiture, and the participant's tax basis for such shares will generally equal the Fair Market Value of such shares on such same date.

Options and Shares Granted

        The following table lists stock options and restricted or deferred shares granted to the individuals or groups of individuals listed below from adoption of the LTIP in 1996 through December 31, 2001 to the executive officers in the Summary Compensation Table, all current executive officers as a group (20 persons), each nominee for election as a director, each associate of any such director, executive officer or nominee, and all employees, including current officers who are not executive officers, as a group (505 persons). No other person has received more than five percent of the options, deferred shares or restricted shares under the Amended LTIP.

Name and Title	Number of Options (1)	Number of Restricted or Deferred Shares (1)
William J. Hannigan, Chairman, President and Chief Executive Officer	597,474	259,285
Jeffery M. Jackson Executive Vice President, Chief Financial Officer and Treasurer	346,404	33,000
Eric J. Speck Executive Vice President and President—Travel Marketing and Distribution	306,001	30,281
Gadi Maier Executive Vice President and President—GetThere (2)	100,000	10,500
M. Sam Gilliland Executive Vice President and Chief Marketing Officer	182,750	20,932
All current executive officers as a group	2,792,245	605,802
All current directors who are not executive officers as a group	120,172	0
Each nominee for election as a director:
William J. Hannigan	(see above)	(see above)
Bob L. Martin	14,543	0
Richard L. Thomas	14,543	0
All employees, including all current officers who are not executive officers, as a group	3,926,075	296,692

(1)
Shares reported reflect all grants made to current employees. Forfeitures, cancellations, exercises, and terminations are not reported.
(2)
Mr. Maier resigned effective on January 31, 2002. As a result, he has no outstanding stock options, restricted, or deferred shares as of the date of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3—SELECTION OF AUDITORS

        Based upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to serve as the Corporation's independent auditors for the year ending December 31, 2002. As a matter of corporate governance, the stockholders will be requested to ratify the Board's selection at the annual meeting. Representatives of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.

Fees Paid to Ernst & Young LLP

        The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by Ernst & Young LLP for fiscal year 2001.

Audit fees (1)	$659,000
All other fees:
Audit-related services (2)	1,080,000
Tax compliance and advisory services (3)	2,028,000

Total all other fees	3,108,000

Total fees	$3,767,000

        Ernst & Young LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

(1)
Audit services of Ernst & Young LLP for 2001 consisted of the examination of the consolidated financial statements of the Corporation and quarterly review of financial statements.

(2)
Audit-related services include, among other items, statutory audits, which are required for certain international subsidiaries, and required audits of the Corporation's employee benefit plan, as well as services related to filings made with the Securities and Exchange Commission.

(3)
Tax compliance and advisory services include assistance with the preparation of tax returns of certain of the Corporation's international subsidiaries and expatriate employees, as well as advising management as to the tax implications of certain transactions undertaken by the Corporation.

        If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

PROPOSAL 4—STOCKHOLDER VOTE ON POISON PILLS

        A stockholder has submitted the proposal set forth below (which is in the box on this and the following page). Sabre will provide the name and address as well as the number of shares of Sabre Class A Common Stock held by the author promptly upon receiving an oral or written request.

Shareholders request that our Board of Directors seek shareholder approval prior to adopting any poison pill and also redeem or terminate any pill now in effect unless it has been approved by a shareholder vote at the next shareholder meeting.

  The poison pill is an important issue for shareholder vote even if our company does not now have a poison pill or plan to adopt a poison pill in the future. Currently our board can adopt a poison pill and/or redeem a current poison pill and adopt a new poison pill:

    1)
    At any time
    2)
    In a short period of time
    3)
    Without shareholder approval

  Negative Effects of Poison Pills on Shareholder Value

  A study by the Securities and Exchange Commission found evidence that the negative effect of poison pills to deter profitable takeover bids outweigh benefits.

    Source: Office of the Chief Economist, Securities and Exchange Commission, The Effect of Poison Pills on the Wealth of Target Shareholders, October 23, 1986.

  Additional Support for this Proposal Topic

  The Council of Institutional Investors recommends shareholder approval of all poison pills.

  Institutional Investor Support for Shareholder Vote

  Teachers Insurance and Annuity Association College Retirement Equity Fund and the California Public Employees Retirement System, two institutional investors, believe poison pills should be submitted for a vote by shareholders.

  A poison pill can insulate management at the expense of shareholders in my view. A poison pill is such a powerful tool that shareholders should be able to vote on whether it is appropriate. A shareholder vote on poison pills will avoid an unbalanced concentration of power in our directors who could focus on narrow interests at the expense of the vast majority of shareholders in my view.

  Institutional Investor Support is High-Caliber Support

  Institutional investors TIAA-CREF, Gamco Investors and New York State Retirement Fund sponsored their own proposals on the same topic. Source: IRRC Corporate Governance Bulletin, May-July 2001. This is significant evidence of institutional investor support of this proposal topic, in my view.

  Shareholder right to vote on poison pill resolutions achieved a 57% average yes-vote from shareholders at 26 major companies in 2000 (Percentage based on yes-no votes)

  68% Vote at a Major Company

  This proposal topic won 68% of the yes-no vote at the Burlington Northern Santa Fe (BNI) 2001 annual meeting. The text of the BNI proposal and 68%-vote data is available at the Securities and Exchange Commission website under EDGAR Archives: BNI 2001 reports DEF 14 and 10-Q.

  Shareholder Vote Precedent Set by Other Companies

  In recent years, various companies have been willing to redeem poison pills or at least allow shareholders to have a meaningful vote on whether a poison pill should remain in force. I believe that our company should do so as well.

  For instance the following companies have changed their policies on poison pills in response to shareholder votes: Mattel, Navistar, and Boise Cascade.

  In the interest of shareholder value vote yes:

  SHAREHOLDER VOTE ON POISON PILLS
  YES ON 4

STATEMENT OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

        The Corporation does not currently have a stockholder rights plan (sometimes called a "poison pill"). Your Board of Directors currently has no intention of adopting one. Your Board recommends that you vote against this proposal so that the Board can maintain its current flexibility to adopt a stockholder rights plan in the future, if one becomes appropriate to protect the interests of the Corporation's stockholders. If the Board were ever to adopt a stockholder rights plan, the Board may consider at that time a mechanism for stockholder approval or ratification of the plan.

        Stockholder rights plans do not prevent unsolicited acquisition proposals and do not prevent companies from being acquired. A study of takeover data from 1992 through 1996 by Georgeson & Company, a nationally recognized proxy solicitation and investor relations firm, found that the presence of a stockholder rights plan did not reduce the likelihood that a company might become a takeover target, and it did not increase the likelihood that an unsolicited takeover proposal would be defeated.

        Stockholder rights plans provide an important and effective means of protecting against inadequate offers and abusive tactics. The plans are designed to strengthen the ability of a board of directors, in the exercise of its fiduciary duties, to maximize stockholder value and protect the corporation from unfair and abusive takeover tactics. The plans give boards of directors time to evaluate and respond to acquisition attempts, leverage to negotiate a higher bid from a potential acquiror, and flexibility to develop alternatives which may better maximize stockholder value and preserve the long-term value of the corporation for stockholders.

        The existence of a stockholder rights plan may increase the premium paid to stockholders in an acquisition. The Georgeson & Company study mentioned above found that the premiums paid to stockholders of acquired companies that implemented stockholder rights plans averaged eight percentage points higher than premiums for companies without such plans. Your Board of Directors believes that the flexibility to implement a stockholder rights plan may increase its bargaining power in an unsolicited acquisition—potentially resulting in higher value for the Company's stockholders.

        Stockholder rights plans are commonly used by boards of directors in appropriate circumstances. According to a survey by the Investor Responsibility Research Center in 2000, more than 2,000 companies, including more than half of the companies in the S&P 500 Index, have adopted some form of rights plan.

        By recommending a vote against the proposal, the Board of Directors has not concluded whether or not the Corporation should adopt a stockholder rights plan. Any decision to adopt a rights plan would be made only after careful deliberation, in light of all circumstances at the time, and in the exercise of the Board's fiduciary duties. Your Board nevertheless believes that it is important for the Corporation to have flexibility to quickly adopt a stockholder rights plan without seeking approval from stockholders. The Board of Directors believes that requiring stockholder approval of any rights plan could seriously weaken the Board's negotiating position in a hostile situation and leave it less able to protect stockholder interests.

        The Board of Directors recommends a vote AGAINST this stockholder proposal. Proxies solicited by the Board of Directors will be voted against this proposal unless the stockholder specifies a different choice.

DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS

        The Compensation/Nominating Committee of the Board of Directors will consider recommendations by stockholders for nominees for election as directors. Such recommendations should be submitted in writing to the Corporate Secretary of the Corporation at the address set forth below. In addition, under the Corporation's Bylaws, nominations for director may be made by the Board of Directors, the Chairman of the Board, or a stockholder entitled to vote at the annual meeting who delivers notice to the Corporation (containing the information specified below) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. Any stockholder submitting a nomination must notify the Corporate Secretary of the Corporation in writing with (1) the name and address (as they appear on the Corporation's books) and stockholdings of the stockholder submitting the nomination and the beneficial owner, if any, on whose behalf the nomination is made, and (2) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected). For the Corporation's annual meeting in the year 2003, the Corporation must receive this notice no earlier than January 14, 2003 and no later than February 13, 2003.

        The Corporation's Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by the Board of Directors, the Chairman of the Board, or by a stockholder entitled to vote at the annual meeting who has delivered a written notice to the Corporation, containing certain information specified in the Bylaws, within the time limits described above for delivering notice of a nomination for the election of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act. Any stockholder proposal submitted under Rule 14a-8 must be received by the Corporation no later than December 2, 2002 to be considered for inclusion in the proxy statement for the 2003 annual meeting and must otherwise satisfy the requirements of Rule 14a-8.

        A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary of the Corporation at 3150 Sabre Drive, Southlake, Texas 76092.

OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting, but if any such matters properly come before the meeting that are not specifically set forth on the proxy card and in this proxy statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

                      By Order of the Board of Directors,

                      /s/ JAMES F. BRASHEAR
                      James F. Brashear
                       Corporate Secretary

April 1, 2002

        Sabre®, the Sabre logo and GetThere® are registered trademarks of an affiliate of Sabre Inc. All other trademarks are the property of their respective owners. © 2002 Sabre Inc. All rights reserved.

Appendix A

Amended and Restated 1996 Long-Term Incentive Plan

Sabre Holdings Corporation

As Amended May 14, 2002

Section 1. Purpose; Definitions

        The purpose of the Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan (the "Plan") is to enable Sabre Holdings Corporation (the "Company") to attract, retain, and reward non-employee directors, officers, managers, and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such individuals and the Company's shareholders, by offering such individuals performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash. The Plan is intended to replace and supersede the Company's 1996 Long-Term Incentive Plan, as amended (the "1996 Plan").

        For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

  (b)
  "Board" means the Board of Directors of the Company.

  (c)
  "Book Value" means, as of any given date, on a per share basis (a) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (b) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

  (d)
  "Cause" means, but is not limited to, any of the following actions: theft, dishonesty or fraud, insubordination, persistent inattention to duties or excessive absenteeism, violation of the Company's work rules, code of conduct or policies or state or federal law, or any other conduct which would disqualify the participant from entitlement to unemployment benefits. The determination of whether Cause exists shall be made in the Company's sole discretion.

  (e)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  (f)
  "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

  (g)
  "Company" means Sabre Holdings Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

  (h)
  "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

  (i)
  "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

  (j)
  "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Committee at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate. For purposes of this plan, and unless otherwise defined in a specific equity grant the participant will be deemed to have Early Retired if they voluntarily leave employment with the Company when their age is 55 or greater and their years of service are equal to 10 or more.

  (k)
  "Effective Date" means May 14, 2002.

  (l)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  (m)
  "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted selling price, regular was, of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

  (n)
  "Incentive Stock Option" means any Stock Option intended to be and designated as and incentive Stock Option" within the meaning of Section 422 of the Code.

  (o)
  "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  (p)
  "Normal Retirement" means, unless otherwise determined by the Committee, retirement from active employment by or service with the Company and any Subsidiary or Affiliate on or after age 65.

  (q)
  "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

  (r)
  "Performance Award" means an award under Section 11 below that is valued based on the level of attainment of performance objectives related to the performance measures set forth in Section 11.

  (s)
  "Person" means "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee).

  (t)
  "Phantom Award" means an award issued prior to the Effective Date by the Company pursuant to a stock appreciation right agreement or a phantom stock appreciation right agreement.

  (u)
  "Plan" means Sabre Holdings Corporation's Amended and Restated 1996 Long-Term Incentive Plan, as hereinafter amended from time to time.

  (v)
  "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

  (w)
  "Retirement" means Normal or Early Retirement.

  (x)
  "Stock" means the Class A Common Stock, $.01 par value per share, of the Company.

  (y)
  "Stock Appreciation Right" means the right to participate in an increase in the value of a share of Stock pursuant to an award granted under Section 6.

  (z)
  "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

  (aa) "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9.

  (bb) "Subsidiary" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        In addition, the terms "Change in Control," "Potential Change in Control," "Change in Control Price," "Good Reason," and "Notice of Termination" shall have the meanings set forth, respectively, in Sections 12(b), (c), (d), (e), and (f) below.

Section 2. Administration

        The Plan shall be administered by a committee of not less than two members of the Board, who shall be appointed by, and serve at the pleasure of, the Board. In selecting the members of the Committee, the Board shall take into account the requirements for the members of the Committee to be treated as "Outside Directors" within the meaning of Section 162(m) of the Code and "Non-Employee Directors" for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan or to the extent that the Committee is not comprised solely of Non-Employee Directors for purposes of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

        The Committee shall have full authority to grant, pursuant to the terms of the Plan, to non-employee directors, officers, managers, and key Employees, eligible under Section 4: (i) Stock Options and Incentive Stock Options: (ii) Stock Appreciation Rights: (iii) Restricted Stock: (iv) Deferred Stock: (v) Stock Purchase Rights: (vi) Other Stock-Based Awards: and/or (vii) Performance Awards.

  In particular the Committee shall have the authority:

  (i)
  To select the non-employee directors, officers, managers, and key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, and/or Performance Awards may from time to time be granted hereunder;

  (ii)
  To determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, and/or Performance Awards or any combination thereof, are to be granted hereunder to one or more eligible employees and non-employee directors;

  (iii)
  Subject to the provisions of Sections 3, 5 and 11, to determine the number of shares to be covered by each such award granted hereunder;

  (iv)
  To determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine in its sole discretion);

  (v)
  To determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(l) or (m), as applicable, instead of Stock;

  (vi)
  To determine whether and under what circumstances an award of Restricted Stock or Deferred Stock may be settled in cash;

  (vii)
  To determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-à-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

  (viii)
  To determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

  (ix)
  To determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

  (x)
  To designate the Corporate Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Committee in the administration of the Plan, and to grant authority to such persons to execute agreements or other documents on its behalf.

        The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable: to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto): and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

Section 3. Stock Subject to Plan

        Effective May 14, 2002, the total number of shares of Stock reserved and available for distribution under the Plan shall be increased by 14,000,000 shares. Along with the 13,000,000 shares previously reserved (which have grown to be 13,635,410 as a result of the adjustment for the dividend preceding the Company's spin-off from AMR Corporation) the total number of shares reserved under the plan is 27,635,410 shares. However, no more than two million (2,000,000) shares of Stock shall be granted on or after May 14, 2002 in the form of Restricted Stock; the 2 million (2,000,000) share limit is inclusive of the approximately one hundred and ninety-two thousand (192,000) shares remaining of the previous one million (1,000,000) share Restricted Stock limit. In addition, no more than one million (1,000,000) shares of Stock shall be granted on or after May 14, 2002 in the form of Deferred Stock, Stock Purchase Rights, Other Stock Based Awards, Performance Awards or Phantom Awards.

        Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option or an Incentive Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right, Performance Awards, or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall not be counted against the share limits set forth in this Section 3 and shall again be available for distribution in connection with future awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, large non-recurring cash dividend (as determined by the Committee), Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

Section 4. Eligibility

        Non-employee directors, officers, managers, and other key employees of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

Section 5. Stock Options

        Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options.

        The Committee shall have the authority to grant to any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided that, in no event shall the number of shares of Stock subject to any Stock Options granted to any employee during any twelve (12) month period (determined without regard to whether any option is cancelled) exceed one million (1,000,000) shares, as such number may be adjusted pursuant to Section 3.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

  (a)
  Option Price. The Option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock at grant, provided however, that (i) the Option price per share of Stock purchasable under a Stock Option that is granted to an optionee in replacement of a Phantom Award may be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant, subject to an overall limit of fifty thousand (50,000) shares of Stock purchasable under such Stock Options replacing Phantom Awards; and (ii) the Option price per share of Stock purchasable under a Stock Option that is granted in connection with a merger, stock exchange, or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant.

  (b)
  Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

  (c)
  Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant: provided, however, that, except as provided in Section 12, or unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

  (d)
  Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company, or its designated representative, specifying the number of shares to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Nonqualified Stock Option, in the form of Restricted Stock, or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised).

    If payment of the option exercise price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

    No shares of Stock shall be issued until full payment therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to the shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

  (e)
  Transferability of Options. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Option to be transferred to a member of the participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any participants shall be subject to any lien, obligation or liability of the participant.

  (f)
  Termination by Death. Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised in accordance with the terms and conditions established by the Committee.

  (g)
  Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee in accordance with the terms and conditions established by the Committee. In the event of termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (h)
  Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, in accordance with the terms and conditions established by the Committee. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as Nonqualified Stock Option.

  (i)
  Termination for Cause. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate is terminated for Cause, the Stock Option shall thereupon terminate, whether or not exercisable at that time.

  (j)
  Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by or service with the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate.

  (k)
  Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

  (l)
  Buyout Provisions. The Committee may at any time offer to buy out for payment in cash, Stock, Deferred Stock or Restricted Stock, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made.

  (m)
  Settlement Provisions. If the option agreement so provides at grant or is amended after grant but prior to the exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

  (n)
  Repricing. The price payable for any Share issued under the Plan may not be decreased after the date of grant, nor may an Option or Stock Appreciation Right granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower price payable per Share; except that the Committee may make adjustments pursuant to Section 3.

Section 6. Stock Appreciation Rights

  (a)
  Grant and Exercise. Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan: provided that, in no event shall the number of shares of Stock Appreciation Rights granted to any employee during any twelve (12) month period exceed one million (1,000,000) shares, as such number may be adjusted pursuant to Section 3. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option.

    The term of each Stock Appreciation Right granted independent of a Stock Option shall be fixed by the Committee, but no Stock Appreciation Right shall be exercisable more than ten (10) years after the date the Stock Appreciation Right is granted. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purposes. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

  (b)
  Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

  (i)
  Stock Appreciation Rights shall be exercisable at such time or times as shall be determined by the Committee at or after grant: provided, however, that Stock Appreciation Rights granted in conjunction with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

    (ii)
    Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over the exercise price per share determined by the Committee at the time of grant multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made, the amount and/or number of shares (when payment is to be made in shares) to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.

    (iii)
    Except to the extent the Committee may authorize or permit Stock Appreciation Rights to be transferred to, or for the benefit of, members of the participant's family, no Stock Appreciation Right shall be transferable by the participant otherwise than by will or by the law's of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the participant's lifetime only by the participant.

    (iv)
    Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option under the Plan, the number of shares issued under such Stock Appreciation Right based on the value of the Stock Appreciation Right at the time of exercise shall be deemed to be issued for purposes of the share authorization set forth in Section 3 of the Plan.

Section 7. Restricted Stock

  (a)
  Administration. Subject to the limitations set forth in Section 3, shares of Restricted Stock may be issued either alone or, in addition to, or in tandem with, other awards granted under the Plan and or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

    The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

    The provisions of Restricted Stock awards need not be the same with respect to each recipient.

  (b)
  Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

  (i)
  The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

  (ii)
  Awards of Restricted Stock must be accepted within a reasonable period (or such specific period as the Committee may specify at grant) after the award date, by executing an award agreement and paying whatever price (if any) is required under Section 7(b)(i).

  (c)
  Terms and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall he subject to the following restrictions and conditions:

  (i)
  Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and or such other factors or criteria as the Committee may determine, in its sole discretion.

  (ii)
  Except as provided in this paragraph (ii) and Section 7(c)(i), the Committee, in its sole discretion, as determined at the time of the award, may permit the participant to have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends and may permit or require such cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued,

    (iii)
    Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment or service with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

    (iv)
    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly (unless the Committee decides pursuant to Section 2(vi) to settle the award in cash).

  (d)
  Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company, Subsidiaries, Affiliates and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

Section 8. Deferred Stock

  (a)
  Administration. Deferred Stock may be awarded either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

    The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

    The provisions of Deferred Stock awards need not be the same with respect to each recipient.

  (b)
  Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8(b) shall be subject to the following terms and conditions:

  (i)
  Subject to the provision of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award (unless the Committee decides pursuant to Section 2(vi) to settle the award in cash).

  (ii)
  Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

  (iii)
  Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment or service with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

  (iv)
  Based on service, performance, and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

  (v)
  A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period of such Deferred Stock award (or such installment).

    (vi)
    Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

  (c)
  Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company, Subsidiaries, Affiliates and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

Section 9. Stock Purchase Rights

  (a)
  Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock) at price(s) determined by the Committee at or after grant.

    The Committee shall also impose such deferral, forfeiture, and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

    The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

    Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights agreement.

  (b)
  Exercisability. Stock Purchase Rights shall be exercisable for such period after grant as is determined by the Committee.

Section 10. Other Stock-Based Awards

  (a)
  Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, stock purchase rights, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either along with, or in addition to, or in tandem with, Stock Options, Stock Appreciation

    Rights, Restricted Stock, Deferred Stock, or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

    Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

    The provision of Other Stock-Based Awards need not be the same in respect to each recipient.

  (b)
  Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

  (i)
  Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

  (ii)
  Subject to the provision of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently, or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

  (iii)
  Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement as determined by the Committee, in its sole discretion.

  (iv)
  In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

  (v)
  Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

    (vi)
    Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at least fifty percent (50%) of the Fair Market Value of the Stock on the date of grant.

Section 11. Performance Related Awards

  (a)
  Performance Objectives. Notwithstanding anything else contained in the Plan to the contrary, unless the Committee otherwise determines at the time of grant, a cash-based award or any award of Restricted Stock, Deferred Stock, or Other Stock-Based Awards to an officer who is subject to the reporting requirements of Section 16(a) of the Exchange Act, as amended, other than an award which will vest solely on the basis of the passage of time, shall become vested, if at all, upon the determination by the Committee that performance objectives established by the Committee have been attained, in whole or in part (a "Performance Award"). Such performance objectives shall be determined over a measurement period or periods established by the Committee and related to at least one of the following criteria, which may be determined solely by reference to the performance of (i) the Company, (ii) a Subsidiary, (iii) an Affiliate, (iv) a division or unit of any of the foregoing, or based on comparison performance of any of the foregoing relative to other companies: (A) return on assets: (B) return on equity; (C) total shareholder return: (D) revenues: (E) cash flows, revenues, and/or earnings relative to other parameters: (F) operating income: (G) return on investment: (H) changes in the value of the Company's common stock: and (I) operating margin (the "Performance Criteria"). Excluding Stock Options and/or Stock Appreciation Rights granted hereunder, the maximum number of shares of Stock that may be awarded to any one participant and that may be subject to any such Performance Award in any twelve (12) month period shall not exceed 100,000 shares, as such number may be adjusted pursuant to Section 3.

  (b)
  Annual Incentive Compensation. The Committee may, in addition to the Performance Awards described above, pay cash amounts under the Plan to any officer of the Company and any Subsidiary or Affiliate who is subject to the reporting requirements of Section 16(a) of the Exchange Act upon the achievement, in whole or in part, of performance goals or objectives established in writing by the Committee with respect to such performance periods as the Committee shall determine. Any such goals or objectives shall be based on one or more of the Performance Criteria. Notwithstanding anything else contained herein to the contrary, the maximum amount of any such cash payment to any single officer with respect to any calendar year shall not exceed the lesser of (A) $2,000,000 and (B) twice the officer's annual base salary as in effect on the last day of the preceding fiscal year.

  (c)
  Interpretation. Notwithstanding anything else in the Plan to the contrary, to the extent a Performance Related Award is intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall not be entitled to exercise any discretion if the exercise of such discretion would cause such award to fail to qualify as performance-based compensation.

Section 12. Change in Control Provisions

  (a)
  Impact of Event. In the event of either:

  (1)
  a "Change in Control" as defined in Section 12(b), or

  (2)
  a "Potential Change in Control" as defined in Section 12(c), but only if and to the extent so determined by the Committee or the Board at or after grant subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination, the following shall occur:

  (i)
  Any issued and outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Stock Equivalent Units, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, Performance Awards, or any other equity-based compensation (collectively, "Equity Awards") shall continue in effect or, if such continuation is not possible, shall be equitably converted to equivalent Equity Awards of any successor entity.

  (ii)
  If such continuation or conversion is not possible (but only if it is not possible), all such Equity Awards shall become fully vested and exercisable in accordance with the following:

  (A)
  Any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

  (B)
  The restrictions or deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase Rights. Other Stock-Based Awards, and Performance Awards in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested and any Performance Criteria shall be deemed met at target.

      (iii)
      If any Equity Awards are not vested in accordance with (ii) above, but rather are continued or converted as provided in (i) above, then they shall become vested if the participant is involuntarily terminated without Cause or voluntarily terminates for Good Reason (as defined herein) within one (1) year after a Change in Control, and, if subject to an exercise right, shall remain fully exercisable for at least three (3) months following such termination (or, if longer, pursuant to the terms of such Equity Awards).

      (iv)
      If any Equity Awards are not continued or converted, but rather become fully vested and exercisable as provided in paragraph (ii) above, then the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Other Stock-Based Awards, and Performance Awards in each case to the extent vested, shall, unless determined otherwise by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 12(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

  (b)
  Definition of "Change in Control". For purposes of Section 12(a), a "Change in Control" means the happening of any of the following:

  (i)
  When any Person, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities:

  (ii)
  The individuals who, as of the Effective Date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii)
    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding share of stock of the Company (the "Outstanding Company Stock") and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then Outstanding Company Stock and the combined voting power of the then Outstanding Company Voting Securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or throughout one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of respectively, the then Outstanding Company Stock resulting from such Business Combination or the combined voting power of the then Outstanding Company Voting Securities except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv)
    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  (c)
  Definition of Potential Change in Control. For purposes of Section 12(a), a "Potential Change in Control" means the happening of any one of the following:

  (i)
  The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 12(b); or

  (ii)
  The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

  (d)
  Change in Control Price. For the purposes of the Section 12, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Section 12(a)(iv).

  (e)
  Definition of Good Reason. For purposes of Section 12(a) above, the participant will be entitled to terminate employment with the Company and its Subsidiaries for "Good Reason" after a Change in Control if:

  (i)
  without the participant's written consent, one or more of the following events occurs at any time during the first twelve (12) months after such Change in Control:

  (1)
  the participant's base salary rate or annual incentive compensation target is reduced below that in effect immediately prior to the Change in Control for any reason other than for Cause;

      (2)
      the participant's principal office is moved, without the participant's consent, to a location that is more than fifty (50) statute miles from its location immediately prior to the Change in Control;

      (3)
      for any reason other than for Cause, the participant suffers a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company which the participant held immediately prior to the Change in Control;

      (4)
      a successor where applicable, does not assume and agree to the terms of this Plan; or

      (5)
      the Company purports to terminate participant's employment other than in accordance with a Notice of Termination, as described below.

    (ii)
    the participant notifies the Company in writing (addressed in care of the Chairman of the Board of the Company) of the occurrence of such event;

    (iii)
    within thirty (30) days following receipt of such written notice, the Company does not cure such event to the reasonable satisfaction of the participant and deliver to the participant a written statement that it has done so; and

    (iv)
    within sixty (60) days following the expiration of the period specified in Section (12)(e)(iii) above (without the occurrence of a cure and written notice thereof as described in Section (12)(e)(iii) above), the participant voluntarily terminates employment with the Company.

    (v)
    Notwithstanding anything to the contrary in Section 12(e), no accelerated vesting will occur by reason of this Plan in the event of:

    (A)
    Termination of the participant's employment with the Company by reason of the participant's death or Disability, so long as neither the participant nor the Company previously received a Notice of Termination for the participant;

    (B)
    Termination by the participant of the participant's employment with the Company at or after age sixty-five (65) if the participant is then eligible for retirement; or

    (C)
    Termination of the participant's employment with the Company for Cause.

(f)
Notice of Termination. Any termination of the participant's employment, by the Participant, as contemplated by Section 12(e) above will be communicated by written notice to the Company delivered in person or by certified mail. Any "Notice of Termination" will: (i) state the effective date of termination, which will not be less than thirty (30) days or more than sixty (60) days after the date the Notice of Termination is delivered (the "Termination Date"), (ii) state the specific provision in this Plan being relied upon for termination; (iii) state the facts and circumstances claimed to provide a basis for such termination in reasonable detail.

Section 13. Amendments and Termination

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right, Other Stock-Based Award, or Performance Award theretofore granted, without the optionee's or participant's consent.

        The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, except that, unless otherwise permitted by Section 3 above, (i) no such amendment shall impair the rights of any holder without the holder's consent; (ii) no such amendment may decrease the minimum Stock Option Exercise Price set forth in subsection 5(a), unless any such amendment is approved by the Company's shareholders; and (iii) the provisions of subsection 5(n) may not be amended, unless any such amendment is approved by the Company's shareholders.

        Subject to the above provisions, the Board shall have broad authority to amend the Plan to take in to account changes in applicable securities and tax laws and accounting rules, as well as other developments.

Section 14. Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder: provided, however, that unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

Section 15. General Provisions

  (a)
  The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

    All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (b)
  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

  (c)
  The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment or service as a director with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees or service of a director at any time.

  (d)
  Except as the participant and the Company may otherwise agree, no later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the

    Company under the Plan shall be conditional on such payment of arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

  (e)
  The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options. Stock Purchase Rights, and other Plan awards).

  (f)
  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 16. Term of Plan

        No Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right, Other Stock-Based Award, or Performance Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

        If you are planning to attend the annual meeting in person, you must bring the admission ticket printed on this page with you. You will be asked for this ticket at the stockholder registration desk at the annual meeting. If you do not have an admission ticket, other evidence of share ownership will be necessary to obtain admission to the annual meeting. See "Official Notice of Annual Meeting" for details. Please note that the doors to the annual meeting will open at 9 a.m. and will close promptly at 10 a.m. Once the doors to the annual meeting are closed at 10 a.m., no stockholders will be admitted to the annual meeting. In order for you to attend the annual meeting, please bring the admission ticket printed on this page with you and allow enough time to register and be in your seat by 10 a.m.

(Please Cut Along This Line)

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Sabre Holdings Corporation
2002 ANNUAL MEETING ADMISSION TICKET

The Annual Meeting of Stockholders of Sabre Holdings Corporation
will be held at 10 a.m., local time, on Tuesday, May 14, 2002, in the Trinity Ballroom at The Westin Beechwood Hotel
3300 Championship Parkway
Fort Worth, Texas 76177

TO ATTEND THIS MEETING YOU MUST PRESENT
THIS TICKET OR OTHER PROOF OF SHARE OWNERSHIP

(Doors will open at 9 a.m. NOTE: Cameras, tape recorders, or other recording devices will not be allowed in the meeting room.)

Back Cover
[Sabre Logo]

SABRE HOLDINGS CORPORATION

Dear Stockholder:

Sabre Holdings Corporation encourages you to take advantage of convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need for you to return the proxy card.

To vote your shares electronically you must use the control number printed below, just above the perforation. The series of numbers that appear below must be used to access the system.

1. To vote over the Internet:

    Log onto the Internet and go to the web site https://www.proxyvotenow.com/tsg The web site should be accessible 24 hours a day, 7 days a week. Polls will close Tuesday, May 14, 2002, at 10:00 a.m. central daylight time.

2. To vote over the telephone:

    On a touch-tone telephone, call 1-866-257-2285. This is a toll-free number. The system should be accessible 24 hours a day, 7 days a week. Polls will close Tuesday, May 14, 2002, at 10:00 a.m. central daylight time.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated, and returned the proxy card.

THANK YOU FOR VOTING.

CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING

1-866-257-2285 CALL TOLL-FREE TO VOTE THERE IS NO CHARGE FOR THIS CALL WITHIN THE UNITED STATES AND CANADA ONLY

The Internet and telephone voting facilities will close at 10:00 a.m. CDT on May 14, 2002.

PLEASE DETACH PROXY CARD HERE

☐	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.
Proposals 1, 2, and 3 were proposed by the Board of Directors.
1. Election of Directors.
FOR ALL ☐ WITHHELD ☐ FOR, EXCEPT AS NOTED BELOW ☐

Nominees: 01 William J. Hannigan; 02 Bob L. Martin; and 03 Richard L. Thomas
For, except vote withheld on the following nominee(s):
_________________________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	Approval of the Amended and Restated 1996 Long-Term Incentive Plan as Amended May 14, 2002.	☐	☐	☐
3.	Ratification of the Selection of Ernst & Young LLP as Independent Auditors for the Year 2002.	☐	☐	☐
Proposal 4 was proposed by a stockholder.
		FOR	AGAINST	ABSTAIN
4.	Stockholder Proposal Regarding Stockholder Rights Plan.	☐	☐	☐
Transact such other matters as may properly come before the meeting.
If you plan to attend the Annual Meeting please mark this box.				☐
Will Attend Meeting

S C A N L I N E

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
Date	Share Owner sign here	Co-Owner sign here

P R O X Y

SABRE HOLDINGS CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors
of Sabre Holdings Corporation

The undersigned hereby appoints Paul C. Ely, Jr., Glenn W. Marschel, and Mary Alice Taylor, or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Sabre Holdings Corporation on May 14, 2002, and any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations in the proxy statement: for all nominees for election of directors, for proposals 2 and 3, and against proposal 4. The proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE

                        SABRE HOLDINGS CORPORATION
                        P.O. BOX 11094
                        NEW YORK, N.Y. 10203-0094

QuickLinks

OUTSTANDING STOCK AND VOTING RIGHTS
PROPOSAL 1—ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
CONTINUING DIRECTORS
BOARD COMMITTEES
AUDIT COMMITTEE REPORT
COMPENSATION/NOMINATING COMMITTEE REPORT
EXECUTIVE COMPENSATION Summary Compensation Table
Restricted Stock: Total Shares and Value
STOCK OPTIONS GRANTED
STOCK OPTION EXERCISES AND DECEMBER 31, 2001 STOCK OPTION VALUE
LONG-TERM INCENTIVE PLAN AWARDS
PENSION PLAN
PENSION PLAN TABLE
EXECUTIVE TERMINATION BENEFITS AGREEMENTS/ EMPLOYMENT AGREEMENTS
CORPORATE PERFORMANCE
CUMULATIVE TOTAL RETURNS* ON $100 INVESTMENT MADE ON DECEMBER 31, 1996
EXECUTIVE OFFICERS OF THE REGISTRANT
OWNERSHIP OF SECURITIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2—APPROVAL OF AMENDED AND RESTATED 1996 LONG-TERM INCENTIVE PLAN AS AMENDED MAY 14, 2002
PROPOSAL 3—SELECTION OF AUDITORS
PROPOSAL 4—STOCKHOLDER VOTE ON POISON PILLS
STATEMENT OF THE BOARD OF DIRECTORS
DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS
OTHER MATTERS
Amended and Restated 1996 Long-Term Incentive Plan Sabre Holdings Corporation As Amended May 14, 2002
SABRE HOLDINGS CORPORATION